UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☑	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☑	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Archer Aviation Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☑	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT DATED APRIL 18, 2023 SUBJECT TO COMPLETION ADAM GOLDSTEIN Co-Founder & Chief Executive Officer TO OUR STOCKHOLDERS:	Your vote is important. Whether or not you plan to attend the annual meeting, please cast your vote as soon as possible by internet, telephone, or by mail.

You are cordially invited to attend the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Archer Aviation Inc., which will be held virtually at www.virtualshareholdermeeting.com/ACHR2023 on Friday, June 23, 2023, 12:00 p.m. Pacific Time. The Annual Meeting will be held in a virtual meeting format only and you will not be able to attend in person. We believe that a virtual stockholder meeting provides greater access to those who wish to attend, lowers costs, and aligns with our broader sustainability goals and therefore we have chosen this format over an in-person meeting.

The matters expected to be acted upon at the Annual Meeting are described in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”) and Proxy Statement (the “Proxy Statement”). The Annual Meeting materials include the Notice, the Proxy Statement, our annual report, and proxy card.

Your vote is important. Whether or not you plan to attend the Annual Meeting virtually, please cast your vote as soon as possible by Internet, telephone or, if you received a paper proxy card and voting instructions by mail, by completing and returning the enclosed proxy card in the postage-prepaid envelope to ensure that your shares will be represented. Your vote by written proxy will ensure your representation at the Annual Meeting regardless of whether or not you attend virtually. Returning the proxy does not affect your right to attend the Annual Meeting virtually or to vote your shares virtually during the Annual Meeting.

Sincerely,

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON FRIDAY, JUNE 23, 2023 AT 12:00 P.M. PACIFIC TIME. THE PROXY STATEMENT AND ANNUAL REPORT ARE AVAILABLE AT WWW.PROXYVOTE.COM. THIS NOTICE OF THE ANNUAL MEETING, PROXY STATEMENT, AND FORM OF PROXY ARE BEING DISTRIBUTED AND MADE AVAILABLE ON OR ABOUT [                ], 2023.

PRELIMINARY PROXY STATEMENT DATED APRIL 18, 2023
SUBJECT TO COMPLETION

Notice of Annual Meeting of Stockholders

TIME & DATE	Friday, June 23, 2023, 12:00 p.m. Pacific Time

PLACE	You are cordially invited to attend the 2023 Annual Meeting of Stockholders of Archer Aviation Inc., which will be held virtually at www.virtualshareholdermeeting.com/ACHR2023. We believe that a virtual stockholder meeting provides greater access to those who wish to attend, and therefore we have chosen this format over an in-person meeting. This approach also lowers costs and aligns with our broader sustainability goals. You will not be able to attend the Annual Meeting in person.

ITEMS OF BUSINESS

1.	Elect certain directors of Archer Aviation Inc., each to serve a three-year term expiring at the 2026 annual meeting of stockholders and until such director’s successor is duly elected and qualified.

2.	Approve the issuance of Class A common stock pursuant to the Stellantis Forward Purchase Agreement and the Stellantis Warrant Agreement, in accordance with the listing rules of the New York Stock Exchange.

3.	Ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

4.	Transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

RECORD DATE	Only stockholders of record at the close of business on April 24, 2023, are entitled to notice of, and to attend and vote at, the Annual Meeting and any adjournments thereof.

PROXY VOTING	Each share of Class A common stock that you own represents one vote and each share of Class B common stock that you own represents ten votes. For questions regarding your stock ownership, you should contact your broker or, alternatively, if you do not hold shares through a broker, you may contact us at legal@archer.com, or our transfer agent, Continental Stock Transfer & Trust Company, through its website at https://continentalstock.com, by phone at (212) 509-4000, or by e-mail at cstmail@continentalstock.com.

This Notice of the Annual Meeting, Proxy Statement, and form of proxy are being distributed and made available on or about [____], 2023. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE ENCOURAGE YOU TO VOTE AND SUBMIT YOUR PROXY THROUGH THE INTERNET OR BY TELEPHONE OR REQUEST AND SUBMIT YOUR SIGNED AND DATED PROXY CARD BY MAIL AS SOON AS POSSIBLE, SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

By Order of the Board of Directors,

ANDREW MISSAN

Chief Legal Officer and Secretary

2023 Proxy Statement	2

PROXY SUMMARY	5
INFORMATION ABOUT SOLICITATION AND VOTING	9
INTERNET AVAILABILITY OF PROXY MATERIALS	9
GENERAL INFORMATION ABOUT THE MEETING	9
CORPORATE GOVERNANCE	14
NOMINATIONS PROCESS AND DIRECTOR QUALIFICATIONS	21
PROPOSAL NO. 1 - ELECTION OF CERTAIN DIRECTORS	23
PROPOSAL NO. 2 - APPROVAL OF ISSUANCE OF CLASS A COMMON STOCK PURSUANT TO THE STELLANTIS FORWARD PURCHASE AGREEMENT AND THE STELLANTIS WARRANT AGREEMENT	32
PROPOSAL NO. 3 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	35
REPORT OF THE AUDIT COMMITTEE	38
EXECUTIVE OFFICERS	39
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	41
EXECUTIVE COMPENSATION	44
EQUITY COMPENSATION PLAN INFORMATION	49
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	50
ADDITIONAL INFORMATION	54
OTHER MATTERS	55

2023 Proxy Statement	3

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS:

This Proxy Statement includes forward-looking statements, which are statements other than statements of historical facts and statements in the present tense. These statements include, but are not limited to, statements regarding our future performance and our market opportunity, our business strategy and plans, including the pace at which we intend to design, develop, certify and bring to market our planned eVTOL aircraft, the potential market opportunity for our eVTOL aircraft and planned UAM ecosystem, and the potential issuance of shares of Class A common stock pursuant to the Stellantis Forward Purchase Agreement. Forward-looking statements are based upon various estimates and assumptions, as well as information known to us as of the date hereof, and are subject to risks and uncertainties. Accordingly, actual results could differ materially due to a variety of factors, including: the early stage nature of our business and our past and projected future losses; our ability to design, develop, certify, manufacture and commercialize our aircraft and UAM ecosystem; our dependence on United Airlines for our current aircraft orders, which are subject to conditions, further negotiation and reaching mutual agreement on certain material terms, and the risk that United Airlines cancels those orders; our ability to remediate material weaknesses in internal control over financial reporting and ability to maintain an effective system of internal control; the effectiveness of our marketing and growth strategies, including our ability to effectively market electric air transportation as a substitute for conventional methods of transportation; our ability to compete in the urban air mobility and eVTOL industries; our ability to obtain any required certifications, licenses, approvals, or authorizations from governmental authorities; our ability to achieve our business milestones and launch products and services on anticipated timelines; our dependence on suppliers for the parts and components in our aircraft; our ability to develop commercial-scale manufacturing capabilities; regulatory requirements and other obstacles outside of our control that slow market adoption of electric aircraft, such as the inability to obtain and maintain adequate vertiport infrastructure; our ability to hire, train and retain qualified personnel; risks related to our UAM ecosystem operating in densely populated metropolitan areas and heavily regulated airports; adverse publicity from accidents involving electric aircraft or lithium-ion battery cells; the impact of labor and union activities on our workforce; losses resulting from indexed price escalation clauses in purchase orders; regulatory risks related to evolving laws and regulations in our industry; the impact of any instability in the global banking system, war, including the ongoing conflict in Ukraine, natural disasters, outbreaks and pandemics; our need for and the availability of additional capital; cybersecurity risks; and risks and costs associated with our ongoing litigation with Wisk Aero LLC.

Additional risks and uncertainties that could affect our financial results and business are more fully detailed in our filings with the U.S. Securities and Exchange Commission (“SEC”), including our most recent Annual Report on Form 10-K for the year ended December 31, 2022, and other SEC filings, which are available on our investor relations website at investors.archer.com and on the SEC website at www.sec.gov.

All forward-looking statements contained herein are based on information available to us as of the date hereof and you should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, performance, or achievements. We undertake no obligation to update any of these forward-looking statements for any reason after the date of this Proxy Statement or to conform these statements to actual results or revised expectations, except as required by law. Undue reliance should not be placed on forward-looking statements.

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PROXY SUMMARY:

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. Page references are supplied to help you find further information in this Proxy Statement.

References in this Proxy Statement to (i) “we,” “us,” “our,” “ours,” “Archer” and the “company” refer to Archer Aviation Inc. prior to the business combination and to Archer Aviation Inc. and its consolidated subsidiaries after the closing of the business combination, and (ii) “stockholders” refers to holders of our Class A common stock and/or Class B common stock unless the context requires otherwise. References to “Legacy Archer” refer to Archer Aviation Inc. prior to the business combination. References to “business combination” refer to the transactions contemplated by that certain business combination agreement, dated February 10, 2021, as amended and restated on July 29, 2021, by and among Atlas Crest Investment Corp. (“Atlas”), Legacy Archer and Artemis Acquisition Sub Inc., a Delaware corporation and a direct, wholly-owned subsidiary of Atlas (“Merger Sub”), whereby Merger Sub merged with and into Legacy Archer, which survived the merger as a wholly-owned subsidiary of Atlas. Following the consummation of the business combination, Legacy Archer changed its name to Archer Aviation Operating Corp., and Atlas changed its name to Archer Aviation Inc. and it became the successor registrant with the SEC.

MEETING INFORMATION:

Your vote is important. Please submit your proxy as soon as possible (see “Voting Instructions; Voting of Proxies” on page [__] for voting instructions).

MEETING DATE	RECORD DATE	MEETING TIME	VIRTUAL MEETING ACCESS
Friday, June 23, 2023	Friday, April 24, 2023	12:00 p.m. Pacific Time	www.virtualshareholdermeeting.com/ACHR2023 using your 16-digit control number included on your Notice of Internet Availability of Proxy Materials or on your proxy card

VOTING METHODS:

You may vote in advance of the virtual meeting using one of these voting methods:

VIA THE INTERNET	CALL TOLL FREE	MAIL SIGNED AND DATED PROXY CARD
www.proxyvote.com	Follow instructions shown on proxy card	If you received paper materials, mail to: Vote Processing, c/o Broadridge Financial Solutions, Inc. 51 Mercedes Way, Edgewood, New York 11717

2023 Proxy Statement	5

VOTING AGENDA / VOTING MATTERS:

PROPOSAL		BOARD RECOMMENDATION	PAGE REFERENCE
Proposal 1	Election of directors named in this Proxy Statement	For All Nominees	23
Proposal 2	Approval of issuance of Class A common stock pursuant to the Stellantis Forward Purchase Agreement and the Stellantis Warrant Agreement	For	32
Proposal 3	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023	For	35

ABOUT US:

We are designing and developing electric vertical takeoff and landing (“eVTOL”) aircraft for use in urban air mobility (“UAM”) networks. Our mission is to unlock the skies, freeing everyone to reimagine how they move and spend time. Our eVTOL aircraft are designed to be safe, sustainable, and quiet. Our production aircraft, Midnight, which we unveiled in November of 2022, is designed around our proprietary 12-tilt-6 aircraft configuration. This means that it has 12 propellers attached to 6 booms on a fixed wing with all 12 propellers providing vertical lift during take-off and landing and the forward 6 propellers tilting forward to cruise position to provide propulsion during forward flight with the wing providing aerodynamic lift like a conventional airplane.

Midnight is designed to carry 4 passengers plus a pilot up to 100 miles at speeds up to 150 miles per hour, but is optimized for back-to-back short distance trips of around 20-miles, with a charging time of approximately 10 minutes between trips. We are working to certify Midnight with the Federal Aviation Administration (“FAA”) in late 2024 so that we can then enter into commercial service in 2025.

Our eVTOL aircraft will be fully electric and will emit zero emissions during operations. The goal of our eVTOL aircraft design is to maximize safety while minimizing operating costs and noise. We look to accomplish that goal through the use of a distributed electric propulsion system with inherent redundancy and far fewer parts than a typical internal combustion propulsion system found in similarly sized aircraft or rotorcraft today. The reduced number of parts not only translates into fewer critical parts on the aircraft from a safety perspective but will also significantly reduce the maintenance requirements versus internal combustion propulsion systems found in similarly sized aircraft and rotorcraft today.

We continue to work to optimize our eVTOL aircraft design for both manufacturing and certification. The development of an eVTOL aircraft that meets our business requirements demands significant design and development efforts on all facets of the aircraft. We believe that by bringing together a mix of talent with eVTOL, traditional commercial aerospace, as well as electric propulsion backgrounds, we have built a team that enables us to move through the design, development, and certification of our eVTOL aircraft with the FAA in an efficient manner, thus allowing us to achieve our end goal of bringing to market our eVTOL aircraft as efficiently as possible.

2023 Proxy Statement	6

GOVERNANCE & BOARD HIGHLIGHTS:

We are committed to good corporate governance, which strengthens the accountability of our board of directors and promotes the long-term interests of our stockholders. Some highlights of our governance and independent board practices are listed below:

–	Majority of directors are independent (6 out of 7 current directors).

–	Board of directors leadership structure with a Lead Independent Director that has been appointed by a majority of our independent directors. Our Lead Independent Director has well defined rights and responsibilities.

–	All board committees are composed of independent directors.

–	Comprehensive risk oversight practices, including internal controls, cybersecurity, legal and regulatory matters, compensation, and other critical evolving areas.

–	Board of directors is focused on building a robust environmental, social and governance (“ESG”) program, which will be overseen by our nominating and corporate governance committee.

–	Independent directors conduct regular executive sessions.

–	Directors maintain open communication and strong working relationships among themselves and have regular access to management.

–	Board of directors has related party transaction standards for any direct or indirect involvement of a director in the company’s business activities.

–	Prohibitions against director, officer, and employee hedging and shorting of Archer common stock, and, except in limited circumstances, pledging Archer common stock.

–	Each director attended at least 75% of the meetings of the board of directors and committees on which he or she served in 2022.

–	None of our directors are considered “overboarded.”

–	Five of our seven directors are ethnically diverse and/or women and 50% of our board of directors and committee leadership positions are held by women.

COMPENSATION PHILOSOPHY & HIGHLIGHTS:

We strive to design our executive compensation program to balance the goals of attracting, motivating, rewarding, and retaining our executive officers, including our named executive officers, with the goal of promoting the interests of our stockholders. Our executive compensation policies and practices are designed to ensure that our compensation program is consistent with our short-term and long-term goals and include:

–	an independent compensation committee;

–	engagement by our compensation committee of an independent compensation consultant;

–	annual executive compensation review;

–	at-risk compensation;

–	benchmarking;

–	multi-year vesting requirements;

–	pay-for-performance philosophy; and

–	“double-trigger” change in control arrangements.

We structured the annual compensation of our executive officers for our fiscal year ended December 31, 2022 (“Fiscal 2022”), including our named executive officers, using three principal elements: base salary, annual cash bonus opportunities, and long-term incentive compensation opportunities in the form of equity awards. Our primary goals are to align the interests of executive officers and stockholders and link pay to performance.

2023 Proxy Statement	7

Our Board of Directors and Nominees

ADAM GOLDSTEIN Co-Founder, CEO & Director AGE: 43 SINCE: September 2021	DEBORAH DIAZ Director, Chairperson, Nominating and Corporate Governance Committee and Member of the Audit Committee AGE: 65 SINCE: September 2021	FRED M. DIAZ Lead Independent Director, Chairperson, Compensation Committee and Member of the Audit Committee AGE: 57 SINCE: September 2021	OSCAR MUNOZ Director, Member of the Compensation Committee AGE: 64 SINCE: September 2021

BARBARA PILARSKI Director, Member of the Nominating and Corporate Governance Committee (Nominee for re-election) AGE: 59 SINCE: January 2022	MARIA PINELLI Director, Chairperson, Audit Committee and Member of the Compensation Committee (Nominee for re-election) AGE: 60 SINCE: September 2021	MICHAEL SPELLACY Director, Member of the Nominating and Corporate Governance Committee (Nominee for re-election) AGE: 51 SINCE: September 2021

2023 Proxy Statement	8

PRELIMINARY PROXY STATEMENT DATED APRIL 18, 2023
SUBJECT TO COMPLETION

ARCHER AVIATION INC.

190 W. Tasman Drive

San Jose, California 95134

INFORMATION ABOUT SOLICITATION AND VOTING:

The accompanying proxy is solicited on behalf of the board of directors of Archer Aviation Inc. for use at our 2023 Annual Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/ACHR2023 on Friday, June 23, 2023 at 12:00 p.m. Pacific Time, and any adjournment or postponement thereof. The Notice of Internet Availability of Proxy Materials and this Proxy Statement for the Annual Meeting and the accompanying form of proxy were first distributed and made available on the Internet to stockholders on or about [____], 2023. An annual report for Fiscal 2022 is available with this Proxy Statement by following the instructions in the Notice of Internet Availability of Proxy Materials. References to our websites in this Proxy Statement are not intended to function as hyperlinks and the information contained on our websites is not intended to be incorporated into this Proxy Statement.

INTERNET AVAILABILITY OF PROXY MATERIALS:

In accordance with SEC rules, we are using the Internet as our primary means of furnishing proxy materials to stockholders. Consequently, most stockholders will not receive paper copies of our proxy materials. We will instead send these stockholders a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including our Proxy Statement and annual report, and voting via the Internet. The Notice of Internet Availability of Proxy Materials also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. We believe this rule makes the proxy distribution process more efficient, less costly, and helps in conserving natural resources.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING:

PURPOSE OF THE ANNUAL MEETING

You are receiving this Proxy Statement because our board of directors is soliciting your proxy to vote your shares at the Annual Meeting with respect to the proposals described in this Proxy Statement. This Proxy Statement includes information that we are required to provide to you pursuant to the rules and regulations of the SEC and is designed to assist you in voting your shares.

RECORD DATE; QUORUM

Only holders of record of our Class A common stock and Class B common stock at the close of business on Friday, April 24, 2023 (the “Record Date”) will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, we had [____] shares of Class A common stock and [____] shares of Class B common stock outstanding and entitled to vote. At the close of business on the Record Date, our directors and executive officers and their respective affiliates beneficially owned and were entitled to vote [____] shares of Class A common stock and [____] shares of Class B common stock at the Annual Meeting, or approximately [____]% of the combined voting power of all shares of our common stock of all classes issued and outstanding on the Record Date. For ten days prior to the Annual Meeting, a complete list of the stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose relating to the Annual Meeting during ordinary business hours at our headquarters, at 190 W. Tasman Drive, San Jose, California 95134.

2023 Proxy Statement	9

The holders of a majority of the voting power of the outstanding shares of our common stock entitled to vote at the Annual Meeting as of the Record Date must be present at the Annual Meeting in order to hold the Annual Meeting and conduct business. This presence is called a quorum. Your shares are counted as present at the Annual Meeting if you are present and vote in person at the Annual Meeting or if you have properly submitted a proxy.

VOTING RIGHTS; REQUIRED VOTE

In deciding all matters at the Annual Meeting, as of the close of business on the Record Date, each share of Class A common stock represents one vote and each share of Class B common stock represents ten votes. We do not have cumulative voting rights for the election of directors. You may vote all shares owned by you as of the Record Date, including (i) shares held directly in your name as the stockholder of record and (ii) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee. There are no dissenter or appraisal rights relating to the matters to be acted upon at the Annual Meeting.

Stockholder of Record: Shares Registered in Your Name. If, on the Record Date, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are considered the stockholder of record with respect to those shares. As a stockholder of record, you may vote at the Annual Meeting or vote by telephone, through the Internet or, if you request or receive paper proxy materials, by filling out and returning by U.S. mail a signed and dated proxy card.

Beneficial Owner: Shares Registered in the Name of a Broker or Nominee. If, on the Record Date, your shares were held in an account with a brokerage firm, bank, or other nominee, then you are the beneficial owner of the shares held in street name. As a beneficial owner, you have the right to direct your nominee on how to vote the shares held in your account, and your nominee will provide voting instructions for you to use in directing it on how to vote your shares. However, the organization that holds your shares is considered the stockholder of record for purposes of voting at the Annual Meeting. Because you are not the stockholder of record, you may not vote your shares directly at the Annual Meeting unless you request and obtain a valid proxy from the organization that holds your shares giving you the right to vote the shares at the Annual Meeting.

Each director will be elected by a plurality of the votes present and entitled to vote at the Annual Meeting. You may vote “FOR ALL NOMINEES,” “WITHHOLD AUTHORITY FOR ALL NOMINEES,” or vote “FOR ALL EXCEPT” one or more of the nominees you specify. The approval of the issuance of Class A common stock pursuant to the Stellantis Forward Purchase Agreement and the Stellantis Warrant Agreement and the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023, will be obtained if the number of votes present or represented by proxy and voting “FOR” the proposal at the Annual Meeting exceeds the number of votes “AGAINST” the proposal.

RECOMMENDATIONS OF OUR BOARD OF DIRECTORS ON EACH OF THE PROPOSALS SCHEDULED TO BE VOTED ON AT THE ANNUAL MEETING

PROPOSAL		BOARD RECOMMENDATION	PAGE REFERENCE
Proposal 1	Election of directors named in this Proxy Statement	For All Nominees	23

2023 Proxy Statement	10

Proposal 2	Approval of issuance of Class A common stock pursuant to the Stellantis Forward Purchase Agreement and the Stellantis Warrant Agreement	For	32
Proposal 3	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023	For	35

None of our directors and executive officers have any substantial interest in any matter to be acted upon except Proposal No. 1 with respect to the directors so nominated and Proposal No. 2 with respect to Ms. Pilarski, as described further under “Proposal No. 2 – Approval of Issuance of Class A Common Stock Pursuant to the Stellantis Forward Purchase Agreement.”

ABSTENTIONS; WITHHOLD VOTES; BROKER NON-VOTES

Abstentions occur when shares present at the Annual Meeting are marked “Abstain.” Under Delaware law, abstentions are counted as present and entitled to vote for purposes of determining whether a quorum is present. At the Annual Meeting, pursuant to Delaware law and the terms of our amended and restated certificate of incorporation and amended and restated bylaws, abstentions and, with respect to Proposal No. 1, proxies marked “withhold authority” will have no effect on Proposal No. 1, Proposal No. 2 or Proposal No. 3.

Broker non-votes occur when shares held by a broker for a beneficial owner are not voted because the broker did not receive voting instructions from the beneficial owner and lacked discretionary authority to vote the shares. Under Delaware law, broker non-votes are counted as present and entitled to vote for purposes of determining whether a quorum is present. However, brokers have limited discretionary authority to vote shares that are beneficially owned. While a broker is entitled to vote shares held for a beneficial owner on “routine” matters without instructions from the beneficial owner of those shares, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on “non-routine” matters. At our Annual Meeting, only Proposal No. 3 is considered a routine matter and brokers have discretionary authority to vote shares that are beneficially owned on Proposal No. 3. If a broker chooses not to vote shares for or against Proposal No. 3, it will have the same effect as an abstention. The other proposals presented at the Annual Meeting are non-routine matters and therefore broker non-votes are not deemed to be shares entitled to vote on and will have no effect on Proposal No. 1 and Proposal No. 2. Accordingly, we encourage you to provide voting instructions to your broker, whether or not you plan to attend the Annual Meeting.

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VOTING INSTRUCTIONS; VOTING OF PROXIES

VIA THE INTERNET	CALL TOLL FREE	MAIL SIGNED PROXY CARD
You may vote via the virtual meeting website—any stockholder can attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/ACHR2023, where stockholders may vote and submit questions during the meeting. The meeting starts at 12:00 p.m. Pacific Time. Please have your 16-Digit Control Number to join the Annual Meeting. Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.proxyvote.com.	You may vote by telephone—in order to do so, please follow the instructions shown on your Notice of Internet Availability of Proxy Materials or proxy card.	You may vote by mail—if you request or receive a paper proxy card and voting instructions by mail, simply complete, sign, and date the enclosed proxy card and promptly return it in the envelope provided or, if the envelope is missing, please mail your completed proxy card to Vote Processing, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, New York 11717. Your completed, signed, and dated proxy card must be received prior to the Annual Meeting.

Votes submitted by telephone or through the Internet must be received by 8:59 p.m. Pacific Time / 11:59 p.m. Eastern Time on Thursday, June 22, 2023. Submitting your proxy, whether by telephone, through the Internet or, if you request or receive a paper proxy card, by mail will not affect your right to vote in person should you decide to attend the Annual Meeting. If you are not the stockholder of record, please refer to the voting instructions provided by your nominee to direct your nominee on how to vote your shares. Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted.

All proxies will be voted in accordance with the instructions specified on the signed proxy card. If you sign a physical proxy card and return it without instructions as to how your shares should be voted on a particular proposal at the Annual Meeting, your shares will be voted in accordance with the recommendations of our board of directors stated above.

If you do not vote and you hold your shares in street name, and your broker does not have discretionary power to vote your shares, your shares may constitute “broker non-votes” (as described above) and will not be counted in determining the number of shares necessary for approval of the proposals. However, broker non-votes will be counted for the purpose of establishing a quorum for the Annual Meeting.

If you receive more than one proxy card, this is because your shares are registered in more than one name or are registered in different accounts. To make certain all of your shares are voted, please follow the instructions included on each Notice of Internet Availability of Proxy Materials or proxy card and vote each Notice of Internet Availability of Proxy Materials or proxy card by telephone, through the Internet, or by mail. If you requested or received paper proxy materials and you intend to vote by mail, please complete, sign, and return each proxy card you received to ensure that all of your shares are voted.

We strongly recommend that you vote your shares in advance of the meeting as instructed above, even if you plan to attend the Annual Meeting virtually.

REVOCABILITY OF PROXIES

A stockholder of record who has given a proxy may revoke it at any time before it is exercised at the Annual Meeting by:

–	delivering to our Secretary by mail a written notice stating that the proxy is revoked;

–	signing and delivering a proxy bearing a later date;

–	voting again by telephone or through the Internet; or

–	attending virtually and voting during the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to revoke a proxy, you must contact that firm to revoke any prior voting instructions.

EXPENSES OF SOLICITING PROXIES

We will pay the expenses of soliciting proxies, including preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any other information furnished to stockholders. Following the original mailing of the soliciting materials, we and our agents, including directors, officers, and other employees, without additional compensation, may solicit proxies by mail, email, telephone, facsimile, by other similar means, or in person. Following the original mailing of the soliciting materials, we will request brokers, custodians, nominees, and other record holders to forward copies of the soliciting materials to persons for whom they hold shares and to request authority for the exercise of proxies. In such cases, we, upon the request of the record holders, will reimburse such holders for their reasonable expenses. If you choose to access the proxy materials or vote through the Internet, you are responsible for any Internet access charges you may incur.

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VOTING RESULTS

Voting results will be tabulated and certified by the inspector of elections appointed for the Annual Meeting. The preliminary voting results will be announced at the Annual Meeting. The final results will be tallied by the inspector of elections and filed with the SEC in a current report on Form 8-K within four business days of the Annual Meeting.

PARTICIPATING IN THE ANNUAL MEETING

To participate in the virtual meeting, visit www.virtualshareholdermeeting.com/ACHR2023 and enter the 16-digit Control Number included on your proxy card or on the instructions that accompanied your proxy materials. Beneficial stockholders who do not have a control number may gain access to the meeting by logging into their broker, brokerage firm, bank, or other nominee’s website and selecting the shareholder communications mailbox to link through to the meeting. Instructions should also be provided on the voting instruction card provided by your broker, bank, or other nominee.

As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer appropriate questions submitted during the meeting and that relate to the matters to be voted on at the Annual Meeting. If you wish to submit germane questions prior to the Annual Meeting, please visit www.virtualshareholdermeeting.com/ACHR2023 and follow the instructions on your Notice of Internet Availability of Proxy Materials or proxy card. If you wish to submit a question during the Annual Meeting, log into the virtual meeting platform at the link provided in the paragraph above, type your question into the “Ask a Question” field, and click “Submit.” Our Annual Meeting, including the Q&A session, will be conducted in accordance with the “Rules of Conduct,” which will be available on our Annual Meeting web portal. If your question is germane to the business of the Annual Meeting and properly submitted during the relevant portion of the meeting agenda pursuant to the “Rules of Conduct,” we will seek to respond to your question during the live webcast, subject to time constraints. To provide access to all stockholders, each stockholder will be limited to two questions, and if multiple questions are submitted on the same subject, we may consolidate them for a single response to avoid repetition. We reserve the right to exclude questions that are irrelevant to the proposals that are the subject of the Annual Meeting or irrelevant to the business of Archer, or derogatory or in bad taste; that relate to pending or threatened litigation; that are personal grievances; or that are otherwise inappropriate (as determined by the Secretary of the Annual Meeting). Only validated stockholders or proxy holders will be able to ask questions in the designated field on the web portal. A webcast replay of the Annual Meeting, including the Q&A Session, will be archived on the virtual meeting platform until the date of the 2024 annual meeting of stockholders.

If we experience technical difficulties during the meeting (e.g., a temporary or prolonged power outage), we will determine whether the meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the meeting will need to be reconvened on a later day (if the technical difficulty is more prolonged). In any such situation, we will promptly notify stockholders of the decision. If you encounter technical difficulties accessing our meeting or asking questions during the meeting, please contact the support line noted on the login page of the virtual meeting website.

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CORPORATE GOVERNANCE:

We are strongly committed to good corporate governance practices. These practices provide an important framework within which our board of directors and management can pursue our strategic objectives for the benefit of our stockholders.

INDEPENDENCE OF DIRECTORS

The listing rules of the New York Stock Exchange (“NYSE”) generally require that a majority of the members of a listed company’s board of directors be independent. In addition, the listing rules generally require that, subject to specified exceptions, each member of our audit, compensation, and nominating and corporate governance committees be independent.

In addition, audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in their capacity as a member of the audit committee, the board of directors, or any other board committee accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or be an affiliated person of the listed company or any of its subsidiaries.

Our board of directors performs an annual review of the independence of our directors based, in part, on the review of information by our management and outside legal counsel. In our most recent review, we determined that Deborah Diaz, Fred M. Diaz, Oscar Munoz, Barbara Pilarski, Maria Pinelli, and Michael Spellacy, representing six of our seven directors, are “independent directors” as defined under the applicable rules, regulations, and listing standards of NYSE and the applicable rules and regulations promulgated by the SEC. We also determined that all members of our audit committee, compensation committee, and nominating and corporate governance committee are independent and satisfy the relevant SEC and NYSE independence requirements for such committees.

BOARD OF DIRECTORS AND COMMITTEE SELF-EVALUATIONS

Throughout the year, our board of directors discusses corporate governance practices with management and third-party advisors to ensure that the board of directors and its committees follow practices that are optimal for the company and its stockholders. Based on an evaluation process recommended and overseen by our nominating and corporate governance committee pursuant to the committee’s authority set forth in its charter, the board of directors conducts an annual self-evaluation, including an evaluation of each committee and the contributions of individual directors, in order to determine whether the board and its committees are functioning effectively. The results of the annual self-evaluation are reviewed and addressed by the nominating and corporate governance committee and then by the full board of directors.

BOARD LEADERSHIP STRUCTURE

Our Corporate Governance Guidelines provide our board of directors with flexibility to select the appropriate board leadership structure depending on what the board of directors determines is in the best interests of our stockholders at a given time. In making leadership structure determinations, the board of directors considers many factors, including the specific needs of the business and what is in the best interests of our stockholders. We do not currently have a Chairperson of the board of directors. Fred M. Diaz, an independent member of our board of directors, currently serves as our Lead Independent Director. While we do not have a Chairperson, our Chief Executive Officer (“CEO”), who is responsible for the day-to-day leadership, management, direction and performance of the company, presides over our board meetings until we appoint a Chairperson. Our Lead Independent Director is responsible for coordinating the activities of the independent directors, including:

–	presiding at all meetings of the board of directors at which the CEO is not present or when the performance of our board of directors or CEO is discussed;

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–	acting as a liaison between the independent directors and the CEO;

–	convening meetings of the independent directors as appropriate;

–	consulting with the CEO in planning and setting schedules and agendas for meetings of the board of directors;

–	be available for consultation and direct communication with stockholders as appropriate; and

–	performing such other functions as the board of directors may delegate.

Our board of directors believes that its independence and oversight of management is maintained effectively through this leadership structure, the composition of our board of directors, and sound corporate governance policies and practices. Our board of directors will regularly review its leadership structure and composition, along with its policies and practices, as our company grows and evolves. Changes in the leadership structure of our board of directors are reflected on our website shortly after becoming effective and disclosed with applicable regulatory requirements.

EXECUTIVE SESSIONS OF INDEPENDENT DIRECTORS

In order to encourage and enhance communication among independent directors and as required by the NYSE, our independent directors meet in regularly scheduled executive sessions on a quarterly basis, which are presided by Mr. Diaz, our Lead independent Director, and at which only independent directors are present. Our board of directors believes that executive sessions foster open and frank communication among the independent directors, which will ultimately add to the effectiveness of our board of directors, as a whole.

COMMITTEES OF OUR BOARD OF DIRECTORS

Our board of directors has established an audit committee, a compensation committee, and a nominating and corporate governance committee. Directors serve on these committees until their resignations, deaths, or until otherwise determined by our board of directors. The composition and responsibilities of each committee are described below.

NAME	AUDIT COMMITTEE	COMPENSATION COMMITTEE	NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
Deborah Diaz
Fred M. Diaz
Oscar Munoz
Barbara Pilarski
Maria Pinelli
Michael Spellacy
Number of meetings	9	7	4

Committee Member	Committee Chair

Each of these committees has a written charter approved by our board of directors. Copies of the charters for each committee are available, without charge, upon request in writing to Archer Aviation Inc., 190 W. Tasman Drive, San Jose, California 95134, Attn: Chief Legal Officer, or on our investor relations website at investors.archer.com, by clicking on “Governance Documents” in the “Corporate Governance” section.

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AUDIT COMMITTEE

Our audit committee is composed of Ms. Pinelli, who is the chairperson of our audit committee, and Ms. Diaz and Mr. Diaz. Each member of our audit committee is independent under the current NYSE and SEC rules and regulations. Each member of our audit committee is financially literate as required by the current NYSE listing standards. Our board of directors has also determined that Ms. Pinelli is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Securities Act of 1933, as amended (the “Securities Act”). This designation does not impose any duties, obligations, or liabilities that are greater than those generally imposed on members of our audit committee and our board of directors. Our audit committee is responsible for, among other things:

–	reviewing and discussing with management our quarterly and annual financial results, earnings guidance, and earnings press releases prior to distribution to the public;

–	selecting, appointing, compensating and overseeing the work of the independent registered public accounting firm;

–	reviewing the qualification, performance and continuing independence of the independent registered public accounting firm;

–	discussing the scope and results of the audit with the independent registered public accounting firm and reviewing, with management and that firm, our interim and annual financial results;

–	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, and for the confidential and anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;

–	overseeing our internal audit function;

–	overseeing and considering the effectiveness of our internal controls;

–	reviewing proposed waivers of the code of conduct for directors, executive officers, and employees (with waivers for directors or executive officers to be approved by the board of directors);

–	reviewing with management the company’s significant risks, reviewing our policies for risk assessment and risk management, and steps management has taken to monitor or mitigate these risks;

–	reviewing and approving or ratifying related party transactions that are material or otherwise implicate disclosure requirements; and

–	approving or, as permitted, pre-approving all audit and non-audit services to be performed by the independent registered public accounting firm.

COMPENSATION COMMITTEE

Our compensation committee is composed of Mr. Diaz, who is the chairperson of our compensation committee, Mr. Munoz and Ms. Pinelli. Each member of our compensation committee is independent under the current NYSE and SEC rules and regulations. Each member of this committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act. Our compensation committee is responsible for, among other things:

–	reviewing and approving the compensation and the terms of any compensatory agreements of our executive officers;

–	reviewing and recommending to our board of directors the compensation of our non-employee directors;

–	reviewing and approving the selection of our peer companies for compensation assessment purposes;

–	administering our equity incentive compensation plans;

–	reviewing our compensation-related risk exposures and management’s mitigation measures;

–	reviewing succession plans for senior management positions, including our CEO;

–	reviewing and approving, or making recommendations to our board of directors, with respect to, incentive compensation and equity plans; and

–	establishing our overall compensation philosophy.

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NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

Our nominating and corporate governance committee is composed of Ms. Diaz, who is the chairperson of the nominating and corporate governance committee, and Ms. Pilarski and Mr. Spellacy. Each member of our nominating and corporate governance committee is independent under the current NYSE and SEC rules and regulations. Our nominating and corporate governance committee is responsible for, among other things:

–	identifying and recommending candidates for membership on our board of directors;

–	recommending directors to serve on board committees;

–	advising the board on certain corporate governance matters;

–	developing policies regarding director nomination processes, if and as the committee determines it appropriate to have such policies;

–	establishing procedures for the receipt, retention and treatment of complaints received by us regarding violations of company policies or law, including the confidential and anonymous submission by our employees of concerns regarding any conduct that may violate company policies or law;

–	developing and overseeing any program relating to corporate responsibility and sustainability, including environmental, social, and corporate governance matters and related risks, controls, and procedures; and

–	overseeing the evaluation of our board of directors and its committees.

OUR BOARD OF DIRECTORS’ ROLE IN RISK OVERSIGHT

Our board of directors, as a whole, has responsibility for overseeing our risk management process, although the committees of our board of directors oversee and review risk areas that are particularly relevant to them.

Each committee of our board of directors meets with key management personnel and representatives of outside advisors to oversee risks associated with their respective principal areas of focus, as described below. We believe this division of responsibilities is an effective approach for addressing the risks we face and that our board leadership structure supports this approach. The audit committee reviews our processes and policies on risk identification, management and assessment in all areas of our business, with a focus on our policies and other matters relating to our investments, cash management and foreign exchange management, major financial risk exposures, the adequacy and effectiveness of our cybersecurity and other information security policies and practices and the internal controls regarding information security, and the steps taken by management to monitor and mitigate or otherwise control these exposures and to identify future risks. The compensation committee reviews major compensation- and human capital-related risk exposures and the steps management has taken to monitor or mitigate such exposures. It also evaluates the efficacy of our compensation policy and strategy in achieving gender pay parity, positive social impact and attracting a diverse workforce. The nominating and corporate governance committee reviews and assesses risks relating to our corporate governance practices, reviews and assesses our performance, risks, controls, and procedures relating to corporate responsibility and sustainability, including ESG, reviews the independence of our board of directors, and reviews and discusses our board of directors’ leadership structure and role in risk oversight.

Our board of directors also reviews strategic, operational, compliance and financial risk in the context of discussions, question and answer sessions, and reports from the management team at each regular board meeting, receives reports on all significant committee activities at each regular board meeting, and evaluates the risks inherent in significant transactions. The risk oversight responsibility of our board of directors and its committees is supported by management level committees.

Cybersecurity Risk Oversight. Securing the information of our employees, vendors, and other third parties is important to us. We have adopted certain physical, technological, and administrative controls on data security. While everyone at our company plays a part in managing these risks, oversight responsibility is shared by our board of directors, our audit committee, and management. Our Chief Information Officer provides regular cybersecurity updates to our audit committee. Our audit committee reviews those updates to evaluate our program maturity, threat response preparedness, and risk mitigation status against the current and emerging threat landscape. Additionally, we leverage certain third-party security experts for risk assessments and program enhancements as we work to continue to enhance our cybersecurity program.

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Management Succession Planning. Our board of directors recognizes that one of its most important duties is its oversight of succession planning for our CEO and other executive officers. Our board of directors has delegated primary oversight responsibility for succession planning for our CEO and our other executive officers to the nominating and corporate governance committee. Our board of directors continues to regularly evaluate its succession planning to ensure that we are well-positioned to continue to execute on our corporate strategy.

Oversight of Corporate Strategy. Our board of directors actively oversees management’s establishment and execution of corporate strategy, including major business and organizational initiatives, annual budget and long-term strategic plans, capital allocation priorities, potential corporate development opportunities, and risk management. At its regularly scheduled meetings and throughout the year, our board of directors receives information and formal updates from our management and actively engages with the senior leadership team with respect to our corporate strategy. Our board of directors’ diverse skill set and experience enhances our board of directors’ ability to support management in the execution and evaluation of our corporate strategy. The independent members of our board of directors also hold regularly scheduled executive sessions at which strategy is discussed.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of our compensation committee during the last fiscal year (i.e., 2022) included Mr. Diaz, who is the chairperson of our compensation committee, Mr. Munoz and Ms. Pinelli. None of the members of our compensation committee during the last fiscal year have been an officer or employee of ours or any of our subsidiaries, and none had or have any relationships with us that are required to be disclosed under the Exchange Act, or Regulation S-K. During the last fiscal year, none of our executive officers served as a member of the board of directors, or as a member of the compensation or similar committee of any entity that has one or more executive officers who served on our board of directors or compensation committee.

ANTI-HEDGING AND PLEDGING

We have established an insider trading policy, which, among other things, prohibits all employees, including our officers, and non-employee directors from engaging in short sales or transactions in publicly-traded options (such as puts and calls) and other derivative securities relating to our common stock, hedging or engaging in a similar transaction designed to decrease the risks associated with holding our securities, pledging any of our securities without prior approval from our Chief Legal Officer, and holding any of our securities in a margin account.

BOARD AND COMMITTEE MEETINGS AND ATTENDANCE

Our board of directors and its committees meet regularly throughout the year, and also hold special meetings and act by written consent from time to time. In Fiscal 2022, our board of directors met six times, our audit committee met nine times, our compensation committee met seven times and our nominating and corporate governance committee met four times. Each member of our board of directors attended at least 75% of the aggregate of the meetings of the board of directors and committees on which he or she served.

BOARD ATTENDANCE AT ANNUAL STOCKHOLDERS’ MEETING

Our policy is to invite and encourage each member of our board of directors to be present at our annual meetings of stockholders. Six members of our board of directors were present at our 2022 Annual Meeting of Stockholders.

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COMMUNICATION WITH DIRECTORS

Stockholders and interested parties who wish to communicate with our board of directors, non-management members of our board of directors as a group, a committee of our board of directors, or a specific member of our board of directors (including our chairperson or Lead Independent Director, if any) may do so by letters addressed to the attention of our Chief Legal Officer.

All communications are reviewed by the Chief Legal Officer and provided to the members of our board of directors as appropriate. Unsolicited items, sales materials, abusive, threatening, or otherwise inappropriate materials, and other routine items and items unrelated to the duties and responsibilities of our board of directors will not be provided to directors. The address for these communications is:

Archer Aviation Inc.

c/o Chief Legal Officer

190 W. Tasman Drive

San Jose, California 95134

CODE OF BUSINESS CONDUCT AND ETHICS AND CORPORATE GOVERNANCE GUIDELINES

We have adopted a Code of Business Conduct and Ethics that applies to all of the members of our board of directors, officers, and employees, and we expect our agents and contractors to conform to the standards of our Code of Business Conduct and Ethics. Our Code of Business Conduct and Ethics as well as our Corporate Governance Guidelines are posted on our investor relations website, which is located at investors.archer.com, by clicking on “Governance Documents” in the “Corporate Governance” section. We intend to satisfy the disclosure requirement under applicable SEC and stock exchange rules regarding amendment to, or waiver from, a provision of our Code of Business Conduct and Ethics by posting such information on our investor relations website at the address and location specified above.

CORPORATE SOCIAL RESPONSIBILITY AND OUR ESG ROADMAP

We are committed to bringing about positive change in the world. We recognize this effort will take innovation, commitment, and a focus on understanding the communities in which we do business. It also means integrating our values in the products and services we bring to market, the way we bring those to life, and how we treat our employees, customers and the communities that surround us. We’re working to build a future that includes everyone and inspires us all to make a positive impact, together.

Environmental. Since inception, our mission has been to advance the benefits of sustainable air mobility. We’re dedicated to creating an aircraft and an urban air mobility ecosystem that will help propel the world towards a zero-emissions future. We plan to improve the environment of the communities in which we operate in a number of ways, including by working to ensure that: we responsibly source and manufacture our aircraft, our aircraft emit zero emissions during operations, we use renewable energy at all Archer operated vertiports, we responsibly dispose of, and look to recycle, the batteries used in our aircraft, and we minimize the noise produced by our aircraft. In all of our work ahead, we’re planning to partner closely with the governmental authorities and communities in which we operate to make sure our environmental efforts are aligned.

Social. At Archer, we recognize that together we can accomplish more than we can on our own. Working collaboratively, whether it’s across our employee base, with governmental authorities or the communities in which we plan to operate is critical for us to deliver on our mission. The complexity of our product and planned urban air mobility ecosystems demand that we bring together a wide range of skill sets and backgrounds. Therefore, we work to put people first - by designing an aircraft and ecosystem that will be accessible to the masses, creating an inclusive and diverse work environment, and respecting the human rights of everyone in the communities in which we do business. And, as a company that is building aircraft, safety is always first. We are dedicated to ensuring we are a force for positive change in the lives of our employees, future passengers, and the communities in which we will operate. We will grow together, achieve together and celebrate together.

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Governance. We are long-term, mission-driven thinkers with an entrepreneurial spirit. We are not afraid to be bold, think creatively, and overcome obstacles. Throughout, our aim is to embed transparency and accountability at every level of our company. Our board of directors and governance structure helps foster principled actions, informed and effective decision-making, and appropriate monitoring of our compliance and performance.

Our ESG efforts will continue to be centered around the core values that are foundational to the company we are building:

–	Results;

–	Innovation;

–	Optimism;

–	Collaboration; and

–	Safety.

You can learn more about those values at www.archer.com/mission. Information contained on our website is not incorporated by reference in, and does not constitute part of, this Proxy Statement.

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NOMINATIONS PROCESS AND DIRECTOR QUALIFICATIONS:

NOMINATION TO THE BOARD OF DIRECTORS

Candidates for nomination to our board of directors are selected by our board of directors based on the recommendation of the nominating and corporate governance committee in accordance with the committee’s charter, our amended and restated certificate of incorporation and amended and restated bylaws, and the criteria approved by our board of directors regarding director candidate qualifications. In recommending candidates for nomination, the nominating and corporate governance committee considers candidates recommended by directors, officers, employees, stockholders, and others, using the same criteria to evaluate all candidates. Evaluations of candidates generally involve a review of background materials, internal discussions, and interviews with selected candidates as appropriate and, in addition, the committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees.

The nominating and corporate governance committee will consider properly submitted stockholder recommendations for candidates for our board of directors who meet the qualifications as described above. The nominating and corporate governance committee does not intend to alter the manner in which it evaluates candidates, including the criteria set forth below, based on whether or not the candidate was recommended by a stockholder. A stockholder of record can nominate a candidate for election to the board of directors by complying with the procedures in our amended and restated bylaws. Submissions must include the full name of the proposed nominee, complete biographical information, the principal occupation or employment of the proposed nominee, other information specified in our bylaws, and a representation that the nominating stockholder is a beneficial or record holder of our common stock. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected. These candidates are evaluated at meetings of the nominating and corporate governance committee, and may be considered at any point during the year. If any materials are provided by a stockholder in connection with the recommendation of a director candidate, such materials are forwarded to the nominating and corporate governance committee.

Additional information regarding the process for properly submitting stockholder nominations for candidates for membership on our board of directors is set forth below under “Additional Information—Stockholder Proposals to Be Presented at Next Annual Meeting.”

Additionally, in accordance with the Forward Purchase Agreement (as defined in “Proposal No. 2 – Approval of Issuance of Class A Common Stock Pursuant to the Stellantis Forward Purchase Agreement and the Stellantis Warrant Agreement”), from and after the date of the Forward Purchase Agreement, Stellantis will maintain the right to nominate one individual for election to our board of directors as a Class II director at the Annual Meeting through the date of our annual meeting of stockholders to occur in 2026 (which initial designee shall be Barbara Pilarski, who currently serves as a Class II director on the board of directors and who has been nominated by our board of directors for election at the Annual Meeting—see “Proposal No. 1 – Election of Directors”) and, so long as Stellantis or its affiliates beneficially own shares of Class A common stock equal to at least 12.5% of our outstanding shares of Class A common stock, will have the right to continue to nominate one individual for election to the board of directors as a Class II director at our annual meeting of stockholders to occur in 2026 through the date of our annual meeting of stockholders in 2029.

DIRECTOR QUALIFICATIONS; DIVERSITY

With the goal of developing a diverse, experienced and highly qualified board of directors, the nominating and corporate governance committee is responsible for developing and recommending to our board of directors the desired qualifications, expertise, and characteristics of members of our board of directors, including any specific minimum qualifications that the committee believes must be met by a committee-recommended nominee for membership on our board of directors and any specific qualities or skills that the committee believes are necessary for one or more of the members of our board of directors to possess. We value diversity on a company-wide basis and seek to achieve a mix of board members that represents a diversity of background and experience, including with respect to age, gender, race, ethnicity, and occupation. Although the board of directors does not establish specific goals with respect to diversity, our board of directors’ overall diversity is a significant consideration in the director nomination process.

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Because the identification, evaluation, and selection of qualified directors is a complex and subjective process that requires consideration of many intangible factors, and will be significantly influenced by the particular needs of our board of directors from time to time, our board of directors has not adopted a specific set of minimum qualifications, qualities or skills that are necessary for a nominee to possess, other than those that are necessary to meet U.S. legal, regulatory and the NYSE listing requirements and the provisions of our amended and restated certificate of incorporation, amended and restated bylaws and charters of the committees of our board of directors. When considering nominees, the nominating and corporate governance committee may take into consideration many factors including, among other things, a candidate’s independence, integrity, diversity, skills, financial and other expertise, breadth of experience, knowledge about our business or industry, and ability to devote adequate time and effort to responsibilities of our board of directors in the context of its existing composition. Through the nomination process, the nominating and corporate governance committee seeks to promote board membership that reflects a diversity of business experience, expertise, viewpoints, personal backgrounds, and other characteristics that are expected to contribute to our board of directors’ overall effectiveness.

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PROPOSAL NO. 1 - ELECTION OF DIRECTORS:

Our board of directors has nominated Ms. Pilarski, Ms. Pinelli and Mr. Spellacy for election as Class II directors at the Annual Meeting. Our board of directors currently consists of seven directors and is divided into three classes. Each class serves for three years, with the terms of office of the respective classes expiring in successive years. Directors in Class II will stand for election at the Annual Meeting. The terms of office of directors in Class III and Class I do not expire until the annual meetings of stockholders held in 2024 and 2025, respectively. At the recommendation of our nominating and corporate governance committee, our board of directors proposes that each of the three Class II nominees named below, each of whom is currently serving as a Class II director, be elected as a Class II director for a three-year term expiring at the 2026 annual meeting of stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification, or removal. Each director will be elected by a plurality of the votes present, which means that the three individuals nominated for election to our board of directors at the Annual Meeting receiving the highest number of “FOR” votes will be elected.

Shares represented by proxies will be voted “FOR” the election of each of the nominees named below, unless the proxy is marked to withhold authority to so vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder might determine. Each nominee has consented to being named in this Proxy Statement and to serve if elected. Proxies may not be voted for more than three directors. Stockholders may not cumulate votes for the election of directors.

Each person nominated for election has agreed to serve if elected, and management and the board of directors have no reason to believe that either nominee will be unable to serve. If, however, prior to the Annual Meeting, the board of directors should learn that either nominee will be unable to serve for any reason, the proxies that otherwise would have been voted for this nominee will be voted for a substitute nominee as selected by the board of directors. Alternatively, the proxies, at the board of director’s discretion, may be voted for no nominees as a result of the inability of either nominee to serve.

There are no family relationships among our directors and executive officers.

NOMINEES TO OUR BOARD OF DIRECTORS

The nominees and their ages, occupations, and length of service on our board of directors as of the Record Date, are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

NAME	AGE	POSITION	DIRECTOR SINCE
Barbara Pilarski(1)	59	Director	January 2022
Maria Pinelli(2)(3)	60	Director	September 2021
Michael Spellacy(1)	51	Director	September 2021

(1)	Member of the nominating and corporate governance committee

(2)	Chairperson of the audit committee

(3)	Member of the compensation committee

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BARBARA PILARSKI DIRECTOR AGE: 59 DIRECTOR SINCE: January 2022 COMMITTEES: Nominating and Corporate Governance

Ms. Pilarski has served as a member of our board of directors since January 2022. Ms. Pilarski currently serves as Global Head of Business Development at Stellantis, a position she has occupied since March 2021. Prior to joining Stellantis, Ms. Pilarski was employed at FCA US LLC (“FCA”) since 2009, having served as Head of Business Development for the North America region from March 2019 to February 2021, Head of Human Resources for the North America region from September 2017 to March 2019, and Head of Business Development for the North America region from June 2009 to September 2017. Prior to her employment at FCA, Ms. Pilarski served in various business development and finance positions within Chrysler LLC, DaimlerChrysler Corporation, and Chrysler Corporation since September 1985. Ms. Pilarski is the Executive Sponsor of the Stellantis Women’s Business Resource Group, which is dedicated to pursuing the professional development and advancement of female employees.

SKILLS & EXPERIENCE

Ms. Pilarski has a B.S. in Business Administration from Wayne State University and an M.B.A. from the University of Michigan. We believe that Ms. Pilarski’s leadership and business development roles at international companies and extensive experience in transportation and manufacturing qualify her to serve on our board.

OTHER CURRENT PUBLIC BOARD DIRECTORSHIPS

–         None

MARIA PINELLI DIRECTOR AGE: 60 DIRECTOR SINCE: September 2021 COMMITTEES: Audit (Chair) Compensation

Ms. Pinelli has served as a member of our board of directors since September 2021. Ms. Pinelli has served as the Chief Executive Officer of Strategic Growth Advisors, LLC since December 2020. From July 2017 to December 2020, Ms. Pinelli led Ernst & Young LLP’s (“EY”) Consumer Products and Retail sector based in the U.S. Southeast. From July 2011 to June 2017, Ms. Pinelli was a Global Vice Chair of EY and led EY’s Global Strategic Growth Business unit with a focus on serving entrepreneurs, private and public companies poised for exponential growth. During the same period, she also served as EY’s Global IPO Leader, helping clients prepare for the public markets including initial public offering readiness, Sarbanes-Oxley Act compliance and how to manage stakeholder expectations. Prior to leading this global business of EY, Ms. Pinelli was EY’s Americas Director of Strategic Growth Markets from 2006 to 2011. She has led more than 20 IPOs in four different countries, more than 25 M&A transactions worldwide and speaks fluently on the capital markets, and has testified as an expert before the U.S. Financial Services Committee.

SKILLS & EXPERIENCE

Ms. Pinelli holds a B.Com. in Commerce from McMaster University and is a qualified public accountant in the United Kingdom and Canada. We believe that Ms. Pinelli is well-qualified to serve on our board due her previous international business and leadership roles, professional experience in the areas of finance, accounting, and audit oversight and her extensive experience in advising growth companies.

OTHER CURRENT PUBLIC BOARD DIRECTORSHIPS

–         Globant S.A.

–         International Game Technology PLC

2023 Proxy Statement	24

MICHAEL SPELLACY DIRECTOR AGE: 51 DIRECTOR SINCE: September 2021 COMMITTEES: Nominating and Corporate Governance

Mr. Spellacy has served as a member of our board of directors since September 2021. Mr. Spellacy was appointed Atlas Crest Investment Corp.’s Chief Executive Officer on October 2, 2020, and a director on October 14, 2020. Mr. Spellacy is also the Chief Executive Officer and a director of Atlas Crest Investment Corp. II and a director of Enfusion, Inc. Mr. Spellacy has extensive experience in technology, data and analytics, capital markets and private equity and has worked as an investor, investment banker and consultant. Most recently, Mr. Spellacy was a Senior Managing Director at Accenture plc (“Accenture”) from September 2018 to October 2020 and Global Industry Leader of Accenture Capital Markets from December 2017 to August 2018 while overseeing Accenture’s Asset Management, Wealth Management and Investment and Trading businesses. Mr. Spellacy began his role at Accenture in 2017. Prior to Accenture, Mr. Spellacy was a Senior Partner, Asset and Wealth Management, at PricewaterhouseCoopers LLP from 2015 to 2017 and prior to that role, Mr. Spellacy was a Partner at Broadhaven Capital, an industry leading independent investment bank and private equity investor servicing the financial services and technology sectors from 2013 to 2015. Prior to Broadhaven, Mr. Spellacy was a Senior Executive, Management Committee Advisor at Bridgewater Associates, a widely recognized asset manager from 2009 to 2013. Prior to Bridgewater, Mr. Spellacy was a Partner and Managing Director at the Boston Consulting Group from 2003 to 2009 where he helped guide the firm’s global Alternative Investments Practice providing strategic business advisory services to global asset managers, sovereign wealth funds and asset owners.

SKILLS & EXPERIENCE

Mr. Spellacy received his B.S. in Economics from the London School of Economics and MBA from the University of Hartford. We believe that Mr. Spellacy’s deep investing and capital markets expertise and extensive management experience qualify him to serve on our board.

OTHER CURRENT PUBLIC BOARD DIRECTORSHIPS

–         Atlas Crest Investment Corp. II

–         Enfusion, Inc.

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CONTINUING DIRECTORS

The following is biographical and certain other information for each of our continuing directors as of the Record Date.

NAME	AGE	POSITION	CLASS	DIRECTOR SINCE
Deborah Diaz(1)(2)	65	Director	Class I	September 2021
Fred M. Diaz(1)(3(4)	57	Director	Class I	September 2021
Adam Goldstein	43	Director	Class III	September 2021
Oscar Munoz(5)	64	Director	Class III	September 2021

(1)	Member of the audit committee

(2)	Chairperson of the nominating and corporate governance committee

(3)	Chairperson of the compensation committee

(4)	Lead Independent Director

(5)	Member of the compensation committee

DEBORAH DIAZ DIRECTOR AGE: 65 DIRECTOR SINCE: September 2021 COMMITTEES: Nominating and Corporate Governance (Chair) Audit

Ms. Diaz has served as a member of our board of directors and audit committee and as the Chair of the nominating and corporate governance committee since September 2021. As CEO and VC Advisor of Catalyst ADV, Ms. Diaz manages a strategic growth advisory firm specializing in business transformation, innovative technologies, advanced manufacturing and strategic partnerships since December 2016. Ms. Diaz served as National Aeronautics and Space Administration’s (“NASA”) Chief Technology Officer and Deputy Chief Information Officer from November 2009 to October 2016, where she was responsible for NASA’s global system infrastructure, technology pilots, and risk management. From January 2007 to November 2009, Ms. Diaz served as Deputy Chief Information Officer for the United States Patent and Trademark Office. From October 2002 to January 2007, Ms. Diaz was the Senior Technical Advisor to create the U.S. Department of Homeland Security and also the Chief Information Officer for Science and Technology. Ms. Diaz brings decades of experience with industry and international organizations overseeing large operational staffs and budget, ESG implementation, and global business joint ventures. Ms. Diaz currently serves on the board of directors of Section IO and on the advisory board of directors of Equinix and Intel Corporation. Ms. Diaz formerly served on the board of directors of Dell Technologies GAB, Forcepoint EAB, Battle Resource Management, Inc., Intelvative, Inc., and eKuber Ventures.

SKILLS & EXPERIENCE

Ms. Diaz is National Association of Corporate Directors “Directorship” and Directors Academy “Board Director” certified. She holds an M.S. in International Business from Colorado State University and B.S. in Business Administration from Stonehill College. Ms. Diaz is also a licensed single engine pilot. We believe that Ms. Diaz’s broad experience working with innovative technologies and leadership in multiple high-risk market evolutions in both the private sector and government qualify her to serve on our board.

OTHER CURRENT PUBLIC BOARD DIRECTORSHIPS

–         Primis Financial Corp.

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FRED M. DIAZ LEAD INDEPENDENT DIRECTOR AGE: 57 DIRECTOR SINCE: September 2021 COMMITTEES: Compensation (Chair) Audit

Mr. Diaz has served as a member of our board of directors since September 2021. Mr. Diaz served as President, CEO and Chairman of the Board of Mitsubishi Motors North America from April 2018 to April 2020. Before that, Mr. Diaz served as General Manager in Charge, Performance Optimization Global Marketing and Sales of Mitsubishi Motors Corporation in Japan, from July 2017 to April 2018. From April 2013 to July 2017, Mr. Diaz served in a number of roles for Nissan Motor Corporation, including Division Vice President & General Manager—North American Trucks and Light Commercial Vehicles, Sr. Vice President Sales, Marketing, Product Planning and Operations, and Division Vice President, Sales, Marketing, Product Planning and Parts & Service. Mr. Diaz also served in several roles for Fiat Chrysler Automobiles from 2004 to 2013, including President and CEO Ram Truck Brand, President and CEO Chrysler Mexico, Head of National Sales and National Director of Marketing Communications.

SKILLS & EXPERIENCE

Mr. Diaz holds a B.S. in Business Administration and Management with a Minor in Psychology from Texas Lutheran University and an M.B.A. from Central Michigan University. We believe that Mr. Diaz’s executive experience in various CEO and C-suite leadership roles as well as his robust sales, marketing, operations and product planning background in the automotive industry qualify him to serve on our board.

OTHER CURRENT PUBLIC BOARD DIRECTORSHIPS

–         Valero Energy Corporation

–         Smith & Wesson Brands, Inc.

–         Site One Landscape Supply Inc. (f/k/a as John Deere Landscapes LLC)

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ADAM GOLDSTEIN CO-FOUNDER, CEO & DIRECTOR AGE: 43 DIRECTOR SINCE: September 2021 COMMITTEES: None

Mr. Goldstein is Archer’s co-founder and serves as our CEO. From September 2021 to April 2022, Mr. Goldstein served as our Co-CEO and Co-Chairperson of our board of directors. Prior to the closing of the business combination, Mr. Goldstein served as the President and Co-CEO of Legacy Archer and a member of the Legacy Archer board of directors since October 2018. Prior to co-founding Archer, Mr. Goldstein also co-founded and led Vettery from November 2012 to December 2019. Before Vettery, Mr. Goldstein served as Co-Managing Partner of Minetta Lane Capital Partners from March 2011 to August 2012. From February 2011 to November 2019 Mr. Goldstein served as Portfolio Manager at Plural Investments and from September 2005 to October 2009 Mr. Goldstein served as a Senior Analyst at Cedar Hill Capital Partners.

SKILLS & EXPERIENCE

Mr. Goldstein holds a B.S. in Business Administration from the University of Florida and an M.B.A. from NYU Stern School of Business. We believe that Mr. Goldstein’s role as co-founder and Chief Executive Officer and his extensive insight into Archer qualify him to serve on our board.

OTHER CURRENT PUBLIC BOARD DIRECTORSHIPS

–         None

OSCAR MUNOZ DIRECTOR AGE: 64 DIRECTOR SINCE: September 2021 COMMITTEES: Compensation

Mr. Munoz has served as a member of our board of directors since September 2021. Mr. Munoz served as Chairman and CEO of United Airlines from September 2015 to May 2021. He also served as a member of the board of directors of United Continental Holdings, Inc. from October 2010 to June 2021. Before joining United’s executive team, Mr. Munoz served in several roles at CSX Corporation from May 2003 to September 2015, including President, COO, CFO, and Executive Vice President. Mr. Munoz previously served on the board of directors of Continental Airlines, Inc. from May 2004 until its acquisition by United Airlines in October 2010. From January 2001 to April 2003, Mr. Munoz served as CFO of Consumer Services at AT&T. Before that, Mr. Munoz served as SVP of Finance and Administration at U.S. West from July 1997 to December 2000. Mr. Munoz also served in various leadership roles for The Coca-Cola Company from June 1986 to June 1997 and for PepsiCo from June 1982 to June 1986. Mr. Munoz currently serves on the board of directors of Univision Communications Inc. as well as an independent trustee on Fidelity Investments’ Equity & High-Income Fund. Mr. Munoz also currently serves on the board of trustees of the University of Southern California and The Brookings Institution.

SKILLS & EXPERIENCE

Mr. Munoz holds a B.A. in Finance and Strategy from USC’s Marshall School of Business and an MBA from Pepperdine University. We believe that Mr. Munoz’s deep understanding of the airline and transportation industries and executive experience at complex multi-national businesses qualify him to serve on our board.

OTHER CURRENT PUBLIC BOARD DIRECTORSHIPS

–         CBRE Group, Inc.

–         Salesforce.com, Inc.

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NON-EMPLOYEE DIRECTOR COMPENSATION

The board of directors has adopted a non-employee director compensation policy designed to align compensation with our business objectives and the creation of stockholder value, while enabling us to attract and retain directors to contribute to our long-term success.

The aggregate amount of compensation, including both cash compensation and equity compensation, paid to any of our non-employee directors for their service in a calendar year period may not exceed $1,500,000 in the first calendar year such an individual becomes a non-employee director and $750,000 in any other calendar year.

Ms. Pilarski has agreed to waive her director compensation with respect to her service as a non-employee director until such time as she is no longer employed by Stellantis or any of its affiliates.

Cash Compensation. Our non-employee directors receive a $140,000 annual cash retainer. In addition, the members of the audit committee, compensation committee, and nominating and corporate governance committee receive an annual cash retainer of $10,000, $6,000, and $4,000, respectively, with the chair of each such committee receiving an annual cash retainer of $15,000, $10,000, and $8,000 (in lieu of any member fees), respectively. In November 2022, the board of directors approved an additional annual cash retainer for our Lead Independent Director of $50,000 for the period between February 2022 until the Annual Meeting date, and then a $30,000 annual cash retainer starting after the Annual Meeting for subsequent years. In addition, we reimburse our non-employee directors for their reasonable and necessary out-of-pocket expenses incurred in connection with attending board and committee meetings or performing other services in their capacities as directors.

Equity Compensation. Our non-employee directors receive equity compensation for their service as directors, which we believe reinforces alignment with our stockholders and is consistent with our overall compensation philosophy. Each non-employee director is entitled to receive equity awards under our 2021 Equity Incentive Plan (the “2021 Plan”) in the form of restricted stock units (“RSUs”).

–	Initial Equity Grant. Each non-employee director appointed to our board of directors is granted an equity award, in the form of RSUs, on the date of their appointment to our board of directors having an aggregate value of $200,000 based on the closing price of our Class A common stock on the date of grant (the “Initial Equity Grant”). New non-employee directors appointed to our board of directors on a date other than our annual meeting of stockholders will be provided a prorated Initial Equity Grant based on the full number of months until the next annual meeting of stockholders. The Initial Equity Grant will vest on the earlier of (i) the date of the next annual meeting of the company’s stockholders and (ii) the date that is one year following the Initial Equity Grant date, in each case, so long as the non-employee director continues to provide services to the company through such date. Each Initial Equity Grant will accelerate in full upon the consummation of a Corporate Transaction (as defined in our 2021 Plan), subject to the non-employee director providing continuous service to the company through the applicable Corporation Transaction, or upon the applicable non-employee director’s death or Disability (as defined in the 2021 Plan).

–	Annual Equity Grant. On the date of each annual meeting of stockholders, each non-employee director who is serving on our board of directors, and who will continue to serve on our board of directors immediately following the date of such annual meeting, will automatically be granted equity, in the form of RSUs, having an aggregate value of $200,000 based on the closing price of our Class A common stock on the date of grant (the “Annual Equity Grant”). Each Annual Equity Grant will vest on the earlier of (i) the date of the next annual meeting of the company’s stockholders and (ii) the date that is one year following the Annual Equity Grant date, in each case, so long as the non-employee director continues to provide services to the company through such date. Each Annual Equity Grant will accelerate in full upon the consummation of a Corporate Transaction, subject to the non-employee director providing continuous service to the company through the applicable Corporation Transaction, or upon the applicable non-employee director’s death or Disability.

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In June 2022, we set up a Director Equity Deferral Plan pursuant to which non-employee directors may elect to take some or all of their Annual Equity Grant in the form of deferred rights to receive Class A common stock upon termination as a director.

The below table provides information for 2022 regarding all compensation awarded to, earned by, or paid to each person who served as a director for some portion or all of 2022, other than Brett Adcock and Mr. Goldstein. Messrs. Adcock and Goldstein are not included in the table below, as they received no compensation in 2022 for their service as directors. The compensation received by Messrs. Adcock and Goldstein as employees in 2022 is shown in the “Executive Compensation—Summary Compensation Table” below.

NAME	FEES EARNED OR PAID IN CASH ($)(1)	STOCK AWARDS ($)(2)	TOTAL ($)
Deborah Diaz	158,000	199,997	357,997
Fred M. Diaz	204,722	199,997	404,719
Oscar Munoz	146,000	199,997	345,997
Barbara Pilarski (3)	—	—	—
Maria Pinelli	161,000	199,997	360,997
Michael Spellacy	144,000	199,997	343,997

(1) Amounts reflect cash retainer amounts received by our non-employee directors for service on our board of directors, including committee and/or chairpersonship fees, and, in the case of Mr. Diaz, fees associated with serving as Lead Independent Director.

(2) Amounts reflect the aggregate grant date fair value of the RSUs measured pursuant to FASB ASC 718, without regard to forfeitures. The assumptions used in calculating the grant date fair value of these awards are set forth in Note 11 to our Notes to the Consolidated Financial Statements included on our Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 15, 2023. These amounts do not reflect the actual economic value that may be realized by the non-employee director.

(3) Ms. Pilarski has agreed to waive her director compensation with respect to her service as a non-employee director until such time as she is no longer employed by Stellantis or any of its affiliates.

The following table sets forth information regarding the aggregate number of shares of our Class A common stock underlying outstanding RSU awards granted to our non-employee directors in 2022 and the aggregate number of unvested shares of our common stock underlying RSU awards held by each non-employee director as of December 31, 2022.

NAME	NUMBER OF SHARES UNDERLYING RSUS GRANTED IN 2022 (1)	NUMBER OF SHARES UNDERLYING UNVESTED RSUS HELD AT FISCAL YEAR END
Deborah Diaz(2)	82,050	48,661
Fred M. Diaz(2)	82,050	48,661
Oscar Munoz(3)	76,485	48,661
Barbara Pilarski	—	—
Maria Pinelli	82,050	48,661
Michael Spellacy	82,050	48,661

(1) The shares of Class A common stock underlying these awards vest or have vested as follows: (i) as to 48,661 shares of Class A common stock, in full on the earlier of June 10, 2023 and the date of the Annual Meeting and (ii) as to 33,389 (or 27,824 in the case of Oscar Munoz) shares of Class A common stock, became fully vested on September 16, 2022.

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(2) The director elected to defer delivery of 48,661 shares of Class A common stock underlying an award, once vested, pursuant to a deferral election form, subject to compliance with the Internal Revenue Code Section 409A.

(3) The director elected to defer delivery of 24,330 shares of Class A common stock underlying an award, once vested, pursuant to a deferral election form, subject to compliance with the Internal Revenue Code Section 409A.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR ALL NOMINEES” IN THE ELECTION OF THE CLASS II DIRECTORS

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PROPOSAL NO. 2 - APPROVAL OF ISSUANCE OF CLASS A COMMON STOCK PURSUANT TO THE STELLANTIS FORWARD PURCHASE AGREEMENT AND THE STELLANTIS WARRANT AGREEMENT:

Overview and Background

On January 3, 2023, we entered into a Manufacturing Collaboration Agreement (the “Collaboration Agreement”) and other ancillary agreements with Stellantis N.V. (“Stellantis”), pursuant to which the parties will collaborate on the development and implementation of our manufacturing operations for the production of eVTOL aircraft products. See “Certain Relationships and Related Party Transactions—Archer Related Party Transactions—Agreements with Stellantis” for additional information about the agreements.

Forward Purchase Agreement

In connection with the Collaboration Agreement, we entered into a forward purchase agreement (the “Forward Purchase Agreement”) with Stellantis on January 3, 2023, pursuant to which we may elect, in our sole discretion, to issue and sell to Stellantis up to $150.0 million of shares (“Forward Purchase Shares”) of our Class A common stock, following the satisfaction of certain Milestones (as defined in the Forward Purchase Agreement) and pursuant to the terms and conditions of the Forward Purchase Agreement. The first milestone with respect to $25.0 million of Forward Purchase Shares shall be achieved on or after the date of the execution of the Collaboration Agreement and the second and third milestone with respect to $70.0 million and $55.0 million of Forward Purchase Shares, respectively, will be satisfied upon achievement of certain milestones associated with our Midnight eVTOL aircraft and other conditions as set forth in the Forward Purchase Agreement. The Forward Purchase Shares to be issued pursuant to the Forward Purchase Agreement and in connection with the achievement of a Milestone shall be equal to: (i) the total value of the shares of Class A common stock associated with each Milestone, divided by (ii) the per share price equal to 90% of the VWAP (as defined in the Forward Purchase Agreement).

In connection with the Forward Purchase Agreement, we entered into a registration rights agreement (the “Registration Rights Agreement”) with Stellantis, dated January 3, 2023, pursuant to which we have granted Stellantis certain demand, piggyback and resale shelf registration rights with respect to the Forward Purchase Shares and the shares of Class A common stock issuable upon exercise of the Stellantis Warrant Agreement. The registration rights terminate after Stellantis no longer holds any Registrable Securities (as defined in the Registration Rights Agreement) or with respect to any Registrable Securities, seven years after the date such Registrable Securities were issued to Stellantis.

Stellantis Warrant Agreement

In connection with the Collaboration Agreement, the Company and Stellantis entered into a warrant to purchase shares of Class A common stock of the Company (the “Stellantis Warrant Agreement”), dated January 3, 2023, pursuant to which Stellantis is entitled to purchase up to 15.0 million shares of Class A common stock, at an exercise price of $0.01 per share (the “Stellantis Warrant”). The Stellantis Warrant Agreement provides that the 15.0 million shares of Class A common stock will become vested and exercisable by Stellantis in three separate tranches upon either (i) the performance by Stellantis of certain undertakings set forth in the Collaboration Agreement or (ii) the VWAP for the shares of Class A common stock exceeding certain specified amounts. The share of Class A common stock subject to the Stellantis Warrant will become vested and exercisable upon (i) an Automotive OEM Change of Control (as defined in the Collaboration Agreement) upon expiration of Stellantis’ right to terminate the Collaboration Agreement or (ii) a Liquidation Event if the Collaboration Agreement is not terminated by the Company or Stellantis prior to such Liquidation Event. The number of shares of Class A common stock for which the Stellantis Warrant is exercisable, as well as the exercise price, may be adjusted upon certain qualifying events, including but not limited to a merger, sales of assets, reclassification or recapitalization. Pursuant to the terms of the Stellantis Warrant Agreement, the Stellantis Warrant shall be exercisable, in whole or in part, but solely with respect to shares of Class A common stock that have become vested in accordance with the Stellantis Warrant Agreement, on or before (i) immediately prior to the closing of a Liquidation Event, and (ii) January 3, 2028.

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For additional details regarding the terms of the Forward Purchase Agreement, the Stellantis Warrant Agreement and the Registration Rights Agreement, see “Certain Relationships and Related Party Transactions—Agreements with Stellantis.”

Reasons for the Forward Purchase Agreement and the Stellantis Warrant Agreement

As described in more detail in the section entitled “—Overview and Background,” we entered into the Collaboration Agreement with Stellantis in connection with the development and implementation of our manufacturing operations for the production of our eVTOL aircrafts, and we entered into the Forward Purchase Agreement and the Stellantis Warrant Agreement in connection with entering the Collaboration Agreement. Our board of directors determined that the Collaboration Agreement, as well as the Forward Purchase Agreement and the Stellantis Warrant Agreement, are in the best interests of Archer and its stockholders, as it will enable Archer to leverage Stellantis’ advanced manufacturing technology and expertise, experienced personnel and capital to the manufacture of Midnight. Additionally, the board of directors believes that Stellantis, through its representation on the board of directors (as further described under “—Interests of Certain Persons” below), would provide valuable insight to Archer as we continue to execute our strategy.

Reasons For Seeking Stockholder Approval

Because our Class A common stock is listed on the NYSE, we are subject to the NYSE’s rules and regulations. Section 312.03 of the NYSE Listed Company Manual requires stockholder approval prior to the issuance of common stock, or securities convertible into or exercisable for common stock, in any transaction or series of related transactions, subject to certain exceptions, if (i) the common stock to be issued has (or will have upon issuance) voting power equal to or greater than 20% of the company’s outstanding voting power, or (ii) the number of shares of common stock to be issued is (or will be upon issuance) equal to or greater than 20% of the company’s outstanding common stock, in each case determined before such issuance (the “NYSE 20% Cap”).

Pursuant to the NYSE 20% Cap, we may not issue more than 48,634,629 million shares of Class A common stock pursuant to the Forward Purchase Agreement and the Stellantis Warrant Agreement, without the prior approval of our stockholders. The Forward Purchase Agreement provides that in the event we desire to issue more than such number of shares of Class A common stock under the Forward Purchase Agreement, which would, when combined with the maximum amount of shares of Class A common stock that are issuable pursuant to the Stellantis Warrant Agreement, be in excess of the NYSE 20% Cap, we will use good faith efforts to obtain stockholder approval of such issuances, in accordance with the stockholder approval rules contained in such listing standards, and in the absence of stockholder approval, we will not elect to exceed such share limitation.

In January 2023, we filed a supplemental listing application with the NYSE to reserve up to 48,634,629 shares of Class A common stock pursuant to the Forward Purchase Agreement and the Stellantis Warrant Agreement (the “Supplemental Listing Application”). Pursuant to the Supplemental Listing Application, we reserved 15,000,000 shares of Class A common stock for issuance under the Stellantis Warrant Agreement, and 33,634,629 shares of Class A common stock for issuance under the Forward Purchase Agreement. Because the number of shares that can be issued under each Milestone under the Forward Purchase Agreement is impacted by the applicable VWAP for an issuance, we may be entitled to issue more shares under the Forward Purchase Agreement than are currently reserved under the Supplemental Listing Application.

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To comply with Section 312.03 of the NYSE Listed Company Manual and the requirements of the Forward Purchase Agreement, and to provide Archer with the flexibility to potentially issue the full amount of Class A common stock as permitted under the Forward Purchase Agreement, we are seeking the stockholder approval to authorize the issuance of the full amount of the shares of Class A common stock issuable pursuant to the Forward Purchase Agreement, which issuance may or may not result in the issuance of shares of Class A common stock exceeding the NYSE 20% Cap.

Accordingly, the board of directors is seeking the approval of Proposal No. 2 to authorize the issuance of the full amount of Class A common stock issuable pursuant to the Forward Purchase Agreement.

Interests of Certain Persons

In accordance with the Forward Purchase Agreement, from and after the date of the Forward Purchase Agreement, Stellantis will maintain the right to nominate one individual for election to our board of directors as a Class II director at the Annual Meeting through the date of our annual meeting of stockholders to occur in 2026 (which initial designee shall be Barbara Pilarski, who currently serves as a Class II director on the board of directors and who has been nominated by our board of directors for election at the Annual Meeting—see “Proposal No. 1 – Election of Directors”) and, so long as Stellantis or its affiliates beneficially own shares of Class A common stock equal to at least 12.5% of our outstanding shares of Class A common stock, will have the right to continue to nominate one individual for election to the board of directors as a Class II director at our annual meeting of stockholders to occur in 2026 through the date of our annual meeting of stockholders in 2029.

Impact of the Issuance of Forward Purchase Shares on Existing Stockholders

The approval of Proposal No. 2 will be obtained if the number of votes present or represented by proxy and voting “FOR” the proposal at the Annual Meeting exceeds the number of votes “AGAINST” the proposal. If Proposal No. 2 is adopted, the issuance of such Forward Purchase Shares would result in dilution to our stockholders, and would afford our stockholders a smaller percentage interest in the voting power, liquidation value and aggregate book value of the company. The exact impact of such dilution is not calculable at this time, as the final number of Forward Purchase Shares to be issued to Stellantis is contingent on the satisfaction of the Milestones pursuant to the Forward Purchase Agreement and the VWAP calculations at the time any such Milestone is achieved, if at all. Representatives of PwC (as defined below) are expected to be present at the Annual Meeting and they will be given the opportunity to make a statement at the Annual Meeting if they desire to do so and will be available to respond to appropriate questions.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ISSUANCE OF CLASS A COMMON STOCK PURSUANT TO THE STELLANTIS FORWARD PURCHASE AGREEMENT AND THE STELLANTIS WARRANT AGREEMENT

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PROPOSAL NO. 3 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Our audit committee has selected PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm to perform the audit of our consolidated financial statements for the fiscal year ending December 31, 2023 and recommends that stockholders vote for ratification of such selection. The ratification of the selection of PwC as our independent registered public accounting firm for the fiscal year ending December 31, 2023 requires the affirmative vote of a majority of the voting power of the shares present or represented by proxy at the Annual Meeting and voting affirmatively or negatively on the proposal. In the event that PwC is not ratified by our stockholders, the audit committee will review its future selection of PwC as our independent registered public accounting firm. Even if the selection is ratified, the audit committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

PwC audited our financial statements for the fiscal year ended December 31, 2022. Representatives of PwC are expected to be present at the Annual Meeting and they will be given an opportunity to make a statement at the Annual Meeting if they desire to do so and will be available to respond to appropriate questions. PwC has served as our independent registered public accounting firm since 2020.

As previously reported in our Current Report on Form 8-K filed on September 22, 2021, our audit committee notified Marcum LLP (“Marcum”), the independent registered public accounting firm of Atlas prior to the closing of the business combination, that it would be dismissed and replaced by PwC as our independent registered public accounting firm effective as of September 16, 2021. The audit committee approved the engagement of PwC as our independent registered public accounting firm to audit our consolidated financial statements following the business combination for the year ending December 31, 2021. PwC previously served as the independent registered public accounting firm of Legacy Archer prior to the business combination.

Marcum’s report of independent registered public accounting firm dated March 8, 2021, except for the effects of the restatements discussed in Note 2 to the financial statements in Amendment No. 5 to Registration Statement on Form S-4, dated August 10, 2021, filed by Atlas with the SEC, as to which the date is May 24, 2021, on Atlas consolidated balance sheet as of December 31, 2020, the related consolidated statements of operations, changes in stockholders’ equity and cash flows for the period from August 26, 2020 (Atlas’s inception) through December 31, 2020 and the related notes to the financial statements did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles.

During the period from August 26, 2020 (Atlas’s inception) through December 31, 2020 and the subsequent interim period through September 16, 2021, there were no “disagreements” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K) with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference thereto in its reports on Atlas’s financial statements for such periods. During the period from August 26, 2020 (Atlas’s inception) through December 31, 2020 and the subsequent interim period through September 16, 2021, there have been no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K), other than the material weakness in internal controls identified by management related to the accounting for warrants issued in connection with Atlas’s initial public offering, which resulted in the restatement of Atlas’s financial statements as set forth in Amendment No. 1 to Atlas’s Form 10-K for the year ended December 31, 2020, as filed with the SEC on May 24, 2021.

During the period from August 26, 2020 (Atlas’s inception) through December 31, 2020 and the subsequent interim period through September 16, 2021, (i) Atlas did not (a) consult with PwC as to the application of  accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Atlas’ consolidated financial statements and (b) receive a written report or oral advice that PwC concluded was an important factor considered by Atlas in reaching a decision as to such accounting, auditing, or financial reporting issue; and (ii) Atlas did not consult PwC on any matter that was either the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

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In connection with the filing of our Form 8-K filed with the SEC on September 22, 2021, we provided Marcum with a copy of the foregoing disclosures and requested that Marcum furnish us with a letter addressed to the SEC stating whether it agrees with the statements made by us as set forth above and, if not, stating the respects in which it does not agree. A letter from Marcum was filed as Exhibit 16.1 to our Current Report on Form 8-K filed with the SEC on September 22, 2021.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES

We regularly review the services and fees from our independent registered public accounting firm. These services and fees are also reviewed with our audit committee annually. In accordance with standard policy, PwC will periodically rotate the individuals who are responsible for our audit. During the fiscal years ended December 31, 2022 and 2021, fees for services provided by PwC were as follows:

	FISCAL YEAR ENDED 12/31/22 ($)	FISCAL YEAR ENDED 12/31/21 ($)
Audit Fees (1)	1,379,780	2,633,837
Audit Related Fees (2)	—	—
Tax Fees (3)	—	—
All Other Fees (4)	2,900	—
Total Fees	1,382,680	2,633,837

(1) “Audit fees” include fees for audit services primarily related to the audit of our annual consolidated financial statements; the review of our quarterly consolidated financial statements; comfort letters, consents and assistance with and review of documents filed with the SEC; and other accounting and financial reporting consultation and research work billed as audit fees or necessary to comply with the standards of the Public Company Accounting Oversight Board (United States). The total amounts reflected in this row includes: (i) $1,284,780 in fees for professional services rendered for the audit and review of our financial statements in connection with our required periodic filings, (ii) $55,000 in fees for professional services rendered in connection with financial statements incorporated in SEC filings to facilitate the business combination and (iii) $40,000 in fees for technical matters.

(2) “Audit related fees” include fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements.

(3) “Tax fees” include fees for tax compliance and advice. Tax advice fees encompass a variety of permissible tax services, including technical tax advice related to federal and state and international income tax matters, assistance with sales tax and assistance with tax audits.

(4) “All other fees” include fees for services other than the services reported in audit fees, audit-related fees, and tax fees.

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POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee’s policy is to pre-approve all audit, review and attest services, as well as all permitted non-audit services performed by the independent registered public accounting firm, the scope of services provided by the independent registered public accounting firm, and the fees for the services to be performed. These services may include audit services, audit-related services, tax services, and other non-audit services. In addition, the audit committee has established procedures by which the audit committee may delegate pre-approval authority to one or more of its members, including its chairperson. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

All of the services relating to the fees described in the table above were approved by our audit committee.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023

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REPORT OF THE AUDIT COMMITTEE:

The information contained in this report is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by us under the Exchange Act or the Securities Act unless and only to the extent that we specifically incorporate it by reference.

The principal purpose of the audit committee is to assist the board of directors in its general oversight of our accounting practices, system of internal controls, audit processes and financial reporting processes. The audit committee is responsible for appointing and retaining our independent auditor and approving the audit and non-audit services to be provided by the independent auditor. The audit committee’s function is more fully described in its charter. Our management is responsible for preparing our financial statements and ensuring they are complete and accurate and prepared in accordance with generally accepted accounting principles. PricewaterhouseCoopers LLP (“PwC”), our independent registered public accounting firm for the fiscal year ended December 31, 2022, was responsible for performing an independent audit of our consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

Our audit committee has reviewed and discussed with our management and PwC our audited consolidated financial statements for the fiscal year ended December 31, 2022. Our audit committee has also discussed with PwC the matters required to be discussed by Auditing Standard No. 1301 adopted by the Public Company Accounting Oversight Board (United States) regarding required “Communications with Audit Committees.” Our audit committee has received and reviewed the written disclosures and the letter from PwC required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with our audit committee concerning independence and has discussed with PwC its independence from us.

Based on the review and discussions referred to above, our audit committee recommended to our board of directors that the audited consolidated financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the U.S. Securities and Exchange Commission.

Members of our audit committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditor. Accordingly, the audit committee’s oversight does not provide an independent basis to determine that management has maintained the appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the audit committee’s consideration and discussions do not assure that the audit of the company’s consolidated financial statements have been carried out in accordance with the standards of the PCAOB, that the consolidated financial statements are presented in accordance with the accounting principles generally accepted in the United States and that PwC is in fact “independent.”

SUBMITTED BY THE AUDIT COMMITTEE

Maria Pinelli, Chairperson

Deborah Diaz

Fred M. Diaz

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EXECUTIVE OFFICERS:

The names of our executive officers, their ages as of the date of this Proxy Statement and their positions are shown below.

NAME	AGE	POSITION
Adam Goldstein	43	Co-Founder, CEO and Director
Mark Mesler	55	Chief Financial Officer
Andy Missan	61	Chief Legal Officer and Secretary
Tom Muniz	37	Chief Operating Officer
Tosha Perkins	40	Chief People Officer

Our board of directors chooses executive officers, who then serve at the discretion of our board of directors. There is no family relationship between any of the directors or executive officers and any of our other directors or executive officers. For information regarding Mr. Goldstein, please refer to “Proposal No. 1—Election of Directors.”

MARK MESLER

Mr. Mesler has served as our CFO since February 2022. Prior to joining Archer, Mr. Mesler served as the Chief Financial Officer of Volansi Inc., an aerial logistics and drone company, from November 2020 to January 2022, as Vice President of Finance for Bloom Energy, Inc., a company producing solid oxide fuel cells, from August 2009 to November 2020, and in various other finance roles from January 1991 through August 2009. Mr. Mesler has a B.S. in Finance from Penn State University and an M.B.A. from Carnegie Mellon University’s Tepper School of Business.

ANDY MISSAN

Mr. Missan has served as our Chief Legal Officer and Secretary since August 2021. Prior to joining Archer, from October 2015 to August 2021, Mr. Missan served as Executive Vice President, General Counsel and Secretary at Fitbit Inc., and prior to that, from March 2013 to October 2015, served as Fitbit’s Vice President and General Counsel. From July 2009 to October 2012, Mr. Missan served as Vice President and General Counsel at Bytemobile, Inc., a mobile video optimization company. From April 2005 to May 2008, Mr. Missan served as Vice President and General Counsel of MobiTV, Inc., a provider of mobile video solutions. Prior to MobiTV, from December 2001 to November 2004, Mr. Missan was Vice President and General Counsel of Danger, Inc., a mobile devices and services company. Mr. Missan was also the Vice President and General Counsel of Replay TV, Inc., a DVR technology company, from September 2000 to October 2001. Mr. Missan has also held senior legal and business affairs positions at RCA Records Label/BMG Entertainment and Sony Music Entertainment Inc. Mr. Missan holds a B.A. in government from Oberlin College and a J.D. from Northwestern University Pritzker School of Law.

TOM MUNIZ

Mr. Muniz has served as our Chief Operating Officer since March 2021. Before being promoted to COO, Mr. Muniz served as our Vice President of Engineering from December 2019 through February 2021. From July 2019 to December 2019, Mr. Muniz served as Vice President of Engineering at Wisk, an eVTOL company. From January 2011 to July 2019, Mr. Muniz served in a variety of roles at Kitty Hawk, an eVTOL company, including Lead Engineer, Battery Systems Group, Director of Subsystems Engineering, and VP Engineering. From May 2009 to December 2010, Mr. Muniz served as an Aerospace Engineer at Desktop Aeronautics, Inc., a developer of aeronautics software. Mr. Muniz holds a B.S. in Mechanical Engineering from the University of California, Berkeley and an M.S. in Aeronautics and Astronautics from the University of Washington.

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TOSHA PERKINS

Dr. Perkins has served as our Chief People Officer since June 2021. Prior to joining Archer, Dr. Perkins served as the Senior Vice President and Chief Human Resources Officer of McDermott International, Inc. (“McDermott”) from January 2020 to September 2020. Prior to that, she served as McDermott’s Vice President of Human Resources from July 2019 to January 2020 and as McDermott’s Vice President of Talent & Organizational Development from May 2018 to June 2019. Previously, she served as: Senior Director, Talent & Organizational Development for CB&I, from June 2016 to May 2018; Client Service Lead for Slalom, a management consulting firm, from September 2014 to September 2016; and several other positions of increasing responsibility in the consulting industry. Dr. Perkins holds a B.S. in psychology from Texas State University and a Ph.D. from Alliant International University in industrial/organizational psychology.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT:

The below table sets forth certain information with respect to the beneficial ownership of our common stock as of March 31, 2023, by:

●	each of our named executive officers;

●	each of our directors or director nominees;

●	all of our directors and executive officers as a group; and

●	each stockholder known by us to be the beneficial owner of more than 5% of our outstanding shares of our Class A common stock or Class B common stock.

We have determined beneficial ownership in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares beneficially owned, subject to applicable community property laws.

Applicable percentage ownership is based on 184,726,289 shares of Class A common stock and 62,654,784 shares of Class B common stock outstanding as of March 31, 2023. Shares of our Class A common stock and Class B common stock subject to stock options that are currently exercisable or exercisable within 60 days of March 31, 2023 or RSUs that may vest and settle within 60 days of March 31, 2023 are deemed to be outstanding and to be beneficially owned by the person holding the stock options or RSUs for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each of the individuals and entities listed in the table below is c/o Archer Aviation Inc., 190 W. Tasman Drive, San Jose, California, 95134.

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NAME OF BENEFICIAL OWNER	CLASS A		CLASS B		% OF TOTAL VOTING POWER
OTHER 5% OR GREATER STOCKHOLDERS (1)	SHARES	%	SHARES	%
Marc Lore (2)	28,086,358	15.20	-	*	3.46
BlackRock, Inc. (3)	11,376,085	6.16	-	*	1.40
NAMED EXECUTIVE OFFICER & DIRECTORS
Adam Goldstein (4)	139,526	*	34,217,931	54.61	42.20
Brett Adcock (5)	-	*	27,215,625	43.44	33.55
Mark Mesler (6)	317,235	*	-	*	*
Tosha Perkins (7)	187,108	*	-	*	*
Deborah Diaz (8)	22,389	*	-	*	*
Fred M. Diaz (9)	52,711	*	-	*	*
Oscar Munoz (10)	277,824	*	-	*	*
Barbara Pilarski	-	*	-	*	*
Maria Pinelli (11)	20,033	*	-	*	*
Michael Spellacy (12)	2,888,348	1.55	-	*	*
All Current Executive Officers & Directors as a Group (12 Persons) (13)	5,777,198	3.10	61,433,556	98.05	76.31

*Indicates ownership of less than one percent.

(1) Unless otherwise noted, the business address of each of those listed in the table above is c/o Archer Aviation Inc., 190 W. Tasman Drive, San Jose, CA 95134.

(2) As reported in a statement on Schedule 13G filed with the SEC on January 10, 2023. The securities reported in this row consist entirely of Class A common stock and include 291,122 shares which are subject to a lapsing repurchase right held by us as of March 31, 2023. Mr. Lore is the direct beneficial owner of all securities reported in the table above and he has sole voting and investment discretion over them. Mr. Lore’s business address is: 443 Greenwich Street, PHA, New York, NY 10013.

(3) As reported in a statement on Form 13G filed with the SECon February 3, 2023, by BlackRock, Inc. (“BlackRock”). BlackRock and certain affiliated entities have sole voting and investment discretion over the number of shares of our Class A common stock ascribed to BlackRock in the table above. BlackRock’s business address is 55 East 52nd Street, New York, NY 10055.

(4) The securities set forth in this row consist of: (i) 139,526 shares of our Class A common stock held directly by Capri Growth LLC (“Capri”), of which Adam Goldstein is the managing member; (ii) 27,756,278 shares of Class B common stock held directly by Capri and (iii) 6,461,653 shares of Class B common stock directly held by Mr. Goldstein, including 443,815 shares which are subject to a lapsing repurchase right held by us as of March 31, 2023.

(5) The securities set forth in this row consist of: (i) 23,056,278 shares of our Class B common stock held directly by Hight Drive Growth LLC (“Hight”), of which Brett Adcock is the managing member and (ii) 4,159,347 shares of Class B common stock directly held by Mr. Adcock. Mr. Adcock was a former principal executive officer and member of our board of directors prior to his departure in 2022.

(6) The securities reported in this row consist of: (i) 234,396 shares of our Class A common stock directly held by Mark Mesler; and (ii) 82,839 shares of Class A common stock underlying restricted stock units which shall vest and be settled for shares within 60 days following March 31, 2023.

(7) The securities reported in this row consist of: (i) 32,282 shares of our Class A common stock directly held by Tosha Perkins; and (ii) 154,826 shares of Class A common stock underlying restricted stock units which shall vest and be settled for shares within 60 days following March 31, 2023.

(8) The securities reported in this row consist of shares of our Class A common stock directly beneficially owned by Deborah Diaz.

(9) The securities reported in this row consist of shares of our Class A common stock directly beneficially owned by Fred M. Diaz.

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(10) The securities reported in this row consist of shares of our Class A common stock directly beneficially owned by Oscar Munoz.

(11)  The securities reported in this row consist of shares of our Class A common stock directly beneficially owned by Maria Pinelli.

(12) The securities reported in this row consist of: (i) 146,505 shares of our Class A common stock directly beneficially owned by Michael Spellacy; (ii) 1,694,906 shares of our Class A common stock beneficially owned by Achill Holdings LLC (“Achill”), of which Mr. Spellacy is the sole managing member, and (iii) 1,046,937 shares of Class A common stock underlying warrants owned by Achill. Of the shares of Class A common stock owned by Achill, 254,236 shares are subject to forfeiture in the event that our stock price does not meet certain targets more specifically described in the Amended and Restated Sponsor Letter Agreement (the “Sponsor Letter Agreement”) dated July 29, 2021. The Sponsor Letter Agreement was previously filed by us with the SEC on August 3, 2021 as Annex D-2 to Amendment Number 4 to our Registration Statement filed on Form S-4.

(13) This total includes the securities beneficially owned by all of the company’s directors and executive officers, including, without limitation, the securities described in footnotes (4) through (12). It also includes an additional 687,757 shares which are subject to a lapsing repurchase right as of March 31, 2023. Other than as stated in footnotes (4) through (12) above, none of our directors or executive officers is capable of acquiring shares of our capital stock within 60 days of March 31, 2023 through the vesting of restricted stock units or stock option awards.

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EXECUTIVE COMPENSATION:

EMERGING GROWTH COMPANY STATUS

As an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012, we are not required to include a Compensation Discussion and Analysis section in this Proxy Statement and have elected to comply with the scaled disclosure requirements applicable to emerging growth companies. In addition, as an emerging growth company, we are not required to submit certain executive compensation matters to our stockholders for advisory votes, such as “say-on-pay” and “say-on-frequency” of say-on-pay votes.

SUMMARY COMPENSATION TABLE

The below table provides information concerning compensation awarded to, earned by or paid to each of our named executive officers for all services rendered in all capacities during the last two fiscal years during which such individuals were named executive officers. Our named executive officers for 2022 were:

–	Adam Goldstein, our CEO;

–	Mark Mesler, our Chief Financial Officer (“CFO”);

–	Tosha Perkins, our Chief People Officer; and

–	Brett Adcock, our former Co-Chief Executive Officer (“Co-CEO”).

NAME AND PRINCIPAL POSITION	FISCAL YEAR	SALARY ($)	BONUS ($)(1)	STOCK AWARDS ($)(2)	ALL OTHER COMPENSATION ($)(3)	TOTAL ($)
Adam Goldstein (CEO)	2022	600,000	600,000	—	—	1,200,000
	2021	458,333	300,000	145,567,104	—	146,325,437
Mark Mesler (CFO)(4)	2022	450,758	223,573	5,328,217	13,500	6,016,048
Tosha Perkins (Chief People Officer)(5)	2022	500,000	249,250	2,087,606	—	2,836,856
Brett Adcock (Former Co-CEO)(6)	2022	175,000	—	—	4,671,372	4,846,372
	2021	458,333	300,000	145,567,104	—	146,325,437

(1) The amounts reported represent incentive bonuses awarded based on the annual assessment by the compensation committee of such named executive officer’s performance. Such assessment is holistic and not based on any pre-established individual performance goals.

(2) The amounts reported represent the grant date fair value of the RSUs granted to a NEO during 2022 and 2021, as applicable, as computed in accordance with Financial Accounting Standards Board Accounting Standard Codification (“ASC”) Topic 718. The assumptions used in calculating the grant date fair value of these awards are set forth in Note 10 in our Notes to the Consolidated Financial Statements included in our Annual Report on Form 10-K filed with the SEC on March 15, 2023. For awards with performance-based vesting conditions, including RSUs, the amount reported is based on the probable outcome of the applicable performance condition at the time of grant (i.e., based on 100% of performance). Each of Messrs. Goldstein and Adcock was granted performance-based RSU awards during 2021. These amounts do not reflect the actual economic value that may be realized by the NEO.

(3) The amounts reported represent: (a) for Mr. Mesler, company contributions under its 401(k) plan of $13,500 and (b) for Mr. Adcock, (i) the aggregate cash severance payments for COBRA premiums of $7,942, (ii) the aggregate cash and bonus payments of $2,596,540, and (iii) $2,074,832, the estimated value of accelerated vesting of equity awards pursuant to Mr. Adcock’s Separation Agreement. The estimated value was calculated by multiplying the number of shares underlying the unvested option by $1.87, which was  the per share fair market value of our Class A common stock as of December 30, 2022, the last trading day of the year.

(4) Mr. Mesler became an executive officer in 2022.

(5) Dr. Perkins became an executive officer in 2022.

(6) Mr. Adcock’s employment with Archer ended on April 13, 2022.

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ELEMENTS OF OUR COMPENSATION PROGRAM

Base salary

Base salary is designed to be a competitive fixed component that establishes a guaranteed minimum level of cash compensation for our executive officers. The amount is initially set through arm’s length negotiation at the time of hiring, taking into account level of responsibility, specifications, experience, salary expectations and competitive market data. Base salaries are then reviewed on an annual basis by the compensation committee.

Annual bonus

Each of our executive officers is eligible to receive an incentive bonus based on the annual assessment by the compensation committee of such executive officer’s performance. Such assessment is holistic and not based on any pre-established individual performance goals. Each executive officer’s target bonus is initially set through arm’s length negotiation at the time of hiring, taking into account level of responsibility, specifications, experience, compensation expectations and competitive market data. The compensation committee may award bonuses in a particular year that are in excess of or below the target bonus amount based on its assessment of such executive officer’s performance and also annually evaluates the target bonus opportunity and, as part of such evaluation, at it is discretion, may increase or decrease the annual bonus opportunity based on additional factors, such as individual and corporate performance.

Long-term equity incentive compensation

Our compensation committee believes that long-term equity incentive compensation is a critical component of our executive compensation program that links the interests and risks of our executive officers with those of our stockholders. Long-term incentive compensation is an effective means for focusing our executive officers on driving increased stockholder value over a multi-year period and motivating them to remain employed with us.

In 2022, equity-based awards for our executive officers were granted in the form of time-vested RSUs. Equity granted to our executive officers generally vest over four years, subject to their continued service.

Employee benefits and perquisites

We provide certain additional benefits to executive officers that are generally available to all employees, including medical, dental, vision and life insurance coverage, as well as 401(k) matching contributions; however, our compensation committee in its discretion may revise, amend, or add to these benefits.

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OUTSTANDING EQUITY AWARDS AT FISCAL-YEAR END TABLE

			OPTION AWARDS					STOCK AWARDS
Name		Grant Date	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Adam Goldstein	(1)	9/16/2021	-	-	-	-	-	-	-	15,006,918	28,062,937(2)
	(3)	11/3/2020	-	-	-	0.15	11/2/2030	610,245	1,141,158	-	-
Mark Mesler	(4)	4/11/2022	-	-	-	-	-	1,325,427	2,478,548	-	-
Tosha Perkins	(5)	4/11/2022	-	-	-	-	-	519,305	971,100	-	-
	(6)	12/8/2021	-	-	-	-	-	175,000	327,250	-	-
Brett Adcock	(1)	9/16/2021	-	-	-	-	-	-	-	15,006,918	28,062,937(2)

(1) On September 16, 2021, pursuant to the 2019 Plan, each of Messrs. Adcock and Goldstein was granted a performance-based equity award consisting of RSUs settleable for 20,009,224 shares of Class B common stock. Each award vests ratably in 1/4th increments upon certification by our compensation committee of the achievement of certain milestones over the seven-year period beginning on September 16, 2021. Achievement of the performance criteria related to the first tranche of the award was certified by the compensation committee of the board of directors on October 18, 2021.

(2) Represents the value of the number of shares of Class A common stock or Class B common stock, as applicable, covered by the RSU awards reported in this column using $1.87, which was the fair market value of the Class A common stock on December 30, 2022, the last trading day of the year. The value provided assumes any relevant performance criteria are achieved.

(3) Mr. Goldstein was granted a stock option on November 3, 2020 pursuant to the 2019 Plan, which is exercisable for 2,662,885 shares of the Class B common stock. Each award began vesting on the first anniversary of its November 21, 2019 vesting commencement date, and each award vests ratably in increments of 1/48th monthly on the 21st, subject to his continued service with us. In accordance with the grant agreements entered into by Mr. Goldstein with us, he early exercised his entire stock option on November 21, 2020 and the unvested shares he received pursuant to his early exercises remain subject to a lapsing right of repurchase.

(4) Mr. Mesler was granted a RSU settleable for 1,325,427 shares of Class A common stock on April 11, 2022 pursuant to the 2021 Plan. The award has a four-year vesting schedule, with 1/4th of the total award having vested on March 1, 2023, and 1/16th of the total award vesting quarterly thereafter, subject to his continued service with us.

(5) Dr. Perkins was granted a RSU settleable for 519,305 shares of Class A common stock on April 11, 2022 pursuant to the 2021 Plan. The award has a four-year vesting schedule, with 1/4th of the total award having vested on May 15, 2023, and 1/16th of the total award vesting quarterly thereafter, subject to her continued service with us.

(6) Dr. Perkins was granted a RSU settleable for 300,000 shares of Class A common stock on December 8, 2021 pursuant to the 2021 Plan. The award has a three-year vesting schedule, with 1/3rd of the total award having vested on August 15, 2022 and 1/12th vesting quarterly thereafter.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Adam Goldstein and Brett Adcock. In September 2021, we entered into employment agreements with Messrs. Adcock and Goldstein substantially on the terms set forth below in connection with the Closing of the Business Combination. Messrs. Adcock and Goldstein are each entitled to an annual base salary of $600,000, a target annual bonus of 50% of base salary based upon the achievement of target objectives as established by our board of directors, and standard benefit plans available to our executives. In addition, Messrs. Adcock and Goldstein will each be eligible for the following severance package for a termination without “cause” or resignation for “good reason” (each as defined below) not in connection with a change in control:

–	24 months of base salary at time of termination paid in accordance with our normal payroll practices;

–	a lump sum cash payment equal to two times the target annual bonus;

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–	a lump sum payment equal to 24 months of COBRA premiums; and

–	24-month accelerated vesting of any time-vested equity awards.

For a termination without cause or resignation for good reason in the period starting three months prior to and ending 18 months following a change in control, Messrs. Adcock and Goldstein will each be eligible for the following severance package:

–	24 months of base salary at time of termination paid in a lump sum;

–	a lump sum cash payment equal to two times the target annual bonus;

–	a lump sum payment equal to 24 months of COBRA premiums; and

–	100% accelerated vesting of any time-vested awards.

As a condition of receiving the severance benefits, Messrs. Adcock and Goldstein must execute a general release of claims in favor of Archer and allow it to become effective and comply with all applicable agreements including but not limited to, our form of confidentiality and invention assignment agreement.

Brett Adcock Separation Agreement. We entered into a separation agreement with Brett Adcock (the “Separation Agreement”), dated April 28, 2022, pursuant to which Mr. Adcock agreed to a customary general release and waiver of claims, a covenant not to sue the company, and a twelve month lock-up period related to the transfer of any capital stock (or securities convertible into capital stock) of the company, subject to a limited exception to (i) sell a limited portion of his holdings in each of the third and fourth quarters of 2022 and the first quarter of 2023 and (ii) transfer shares in connection with the payment of taxes associated with the settlement of shares underlying the Founder Grant (as defined below). The Separation Agreement entitles Mr. Adcock to receive certain severance benefits after the Separation Date (as defined in the Separation Agreement), including but not limited to: (i) salary continuation payments based on his current salary of $600,000 for a period of twenty-four months, less standard payroll deductions and tax withholdings; (ii) an additional cash bonus severance payment equal to $600,000, which equals two times the amount of Mr. Adcock’s target annual bonus for 2022; (iii) a cash severance payment with respect to COBRA premiums equal to $64,602.48; (iv) twenty-four months of accelerated vesting of Mr. Adcock’s unvested shares subject to time-based equity awards (excluding Mr. Adcock’s restricted stock units that were allocated immediately prior to the closing of the Company’s business combination transaction (the “Founder Grant”)); (v) eligibility for continued vesting upon the achievement of certain milestones of the Founder Grant that will remain outstanding for fifteen months following the Separation Date and (vi) an additional payment equal to $1,500,000.

Other Executive Officers. In February 2022, we entered into Change in Control and Severance Agreements with each of our then-current executive officers (excluding Brett Adcock and Adam Goldstein, whose change in control and severance arrangements are provided separately in their employment agreements and described above) (the “Eligible Executive Officers”). In the event of certain qualifying terminations of employment pursuant to the Change in Control and Severance Agreements, each of the Eligible Executive Officers is entitled to: (i) an amount equal to twelve months of his or her base salary at the rate in effect immediately prior to such termination, payable in a cash lump-sum; (ii) a pro rata payment of his or her then-current annual bonus to the extent earned, and (iii) to the extent that her or she timely elects to receive continued coverage under our group-healthcare plans, a lump sum cash payment in an amount equal to the full amount of his or her COBRA premiums for the same period as he or she is entitled to severance. In addition, each Eligible Executive Officer’s outstanding equity awards will become vested and exercisable, as applicable, as if he or she had completed an additional 12 months of service, excluding awards that would otherwise vest contingent upon remaining-unsatisfied performance criteria.

In addition, in the event a qualifying termination occurs within three months preceding or 18 months following a “change in control”, each Eligible Executive Officer is entitled to: (i) an amount equal to twelve months of his or her base salary and 100% of his or her target bonus at the rate in effect immediately prior to such termination, payable in a cash lump-sum; and (ii) a pro rata payment of his or her then-current target bonus based on the actual period of service during the bonus period. In addition, each Eligible Executive Officer’s outstanding equity awards will become vested and exercisable, as applicable, with respect to 100% of the then-unvested shares, excluding awards that would otherwise vest contingent upon remaining-unsatisfied performance criteria. The Eligible Executive Officer will also be entitled to continuation of COBRA benefits as set forth above.

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All such severance payments and benefits are subject to each Eligible Executive Officer’s execution of a general release of claims against us.

None of our executive officers are entitled to receive a “gross-up” or similar payment for any excise taxes that may become payable in connection with a change in control pursuant to Sections 280G and Internal Revenue Code Section 4999.

LIMITATIONS ON LIABILITY AND INDEMNIFICATION MATTERS

Our amended and restated certificate of incorporation contains provisions that limit the liability of our directors for monetary damages to the fullest extent permitted by the Delaware General Corporation Law (“DGCL”). Consequently, our directors are not personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors, except liability for:

–	any breach of the director’s duty of loyalty to us or our stockholders;

–	any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

–	unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the DGCL; or

–	any transaction from which the director derived an improper personal benefit.

Our amended and restated certificate of incorporation and our amended and restated bylaws require us to indemnify our directors and officers to the maximum extent not prohibited by the DGCL and allow us to indemnify other employees and agents as set forth in the DGCL. Subject to certain limitations, our amended and restated bylaws also require us to advance expenses incurred by our directors and officers for the defense of any action for which indemnification is required or permitted.

We have entered, and intend to continue to enter, into separate indemnification agreements with our directors, officers and certain of our key employees, in addition to the indemnification provided for in our amended and restated certificate of incorporation and amended and restated bylaws. These agreements, among other things, require us to indemnify our directors, officers, and key employees for certain expenses, including attorneys’ fees, judgments, penalties, fines, and settlement amounts actually incurred by these individuals in any action or proceeding arising out of their service to us or any of our subsidiaries or any other company or enterprise to which these individuals provide services at our request. Subject to certain limitations, our indemnification agreements also require us to advance expenses incurred by our directors, officers, and key employees for the defense of any action for which indemnification is required or permitted.

We believe that provisions of our amended and restated certificate of incorporation, amended and restated bylaws and indemnification agreements are necessary to attract and retain qualified directors, officers and key employees. We also maintain directors’ and officers’ liability insurance.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted for directors or executive officers, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

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EQUITY COMPENSATION PLAN INFORMATION:

PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING SECURITIES (#)	WEIGHTED-AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS ($)(1)	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN COLUMN(A))(#)
	(a)	(b)	(c)
Equity compensation plans approved by security holders (2)	46,150,381(3)	0.12	22,537,591(4)
Equity compensation plans not approved by security holders	—	—	—
Total	46,150,381	0.12	22,537,591

(1) The weighted-average exercise price does not reflect the shares that will be issued in connection with the settlement of RSUs, since RSUs have no exercise price.

(2) Includes our (i) 2021 Plan; (ii) 2021 Employee Stock Purchase Plan; and 2019 Equity Incentive Plan (the “2019 Plan”).

(3) Includes: (i) 13,132,796 shares subject to outstanding awards granted under the 2021 Plan, all of which shares were subject to outstanding RSU awards and (ii) 33,017,585 shares subject to outstanding awards granted under the 2019 Plan, of which 3,003,749 shares were subject to outstanding option awards and 30,013,836 shares were subject to outstanding RSU awards.

(4) As of December 31, 2022, there were 15,940,637 shares of Class A common stock available for issuance under the 2021 Plan and no additional shares available for issuance under the 2019 Plan. The number of shares of Class A common stock reserved for issuance under our 2021 Plan increased automatically by 12,292,155 shares on January 1, 2023 and will increase automatically on the first day of January of each of 2022 through 2031 by the number of shares equal to 5% of all series and classes of our common stock outstanding as of the immediately preceding December 31 or a lower number approved by our board of directors. As of December 31, 2022, there were 6,596,954 shares of Class A common stock available for issuance under the 2021 Employee Stock Purchase Plan. The number of shares of Class A common stock reserved for issuance under our 2021 Employee Stock Purchase Plan increased automatically by 1,809,383 shares on January 1, 2023 and will increase automatically on the first day of January of each of 2022 through 2031 by the number of shares equal to 1% of the total issued and outstanding shares of our Class A common stock and Class B common stock as of the immediately preceding December 31 or a lower number approved by our board of directors.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS:

The following includes a summary of transactions since January 1, 2021 to which we were, are, or will be a party in which the amount involved exceeds $120,000 and in which any director, nominee for director, executive officer, beneficial holder of more than 5% of our capital stock or any member of their immediate family or any entity affiliated with any of the foregoing persons had, have, or will have a direct or indirect material interest.

LEGACY ARCHER RELATED PARTY TRANSACTIONS

Loans to Executive Officers. In November 2020, Legacy Archer entered into partial recourse promissory note arrangements with Mr. Adcock and Mr. Goldstein. The aggregate principal amount of each promissory note was $396,827 and bore interest at 0.38% per annum. All of the principal and interest under the note was repaid upon the closing of the business combination.

Loans to Atlas Crest Investment LLC (the “Sponsor”). Atlas entered into a promissory note with the Sponsor effective June 25, 2021, pursuant to which Atlas borrowed an aggregate amount of $300,000, which was used to finance transaction costs in connection with the business combination. The loan was non-interest bearing and paid off in connection with the business combination.

Business Combination Private Placement. In connection with the execution of the business combination agreement, subscription agreements were entered into with certain investors, pursuant to which each investor agreed to purchase an aggregate of 60,000,000 shares of Class A common stock of Archer (the “PIPE Shares”), for a purchase price of $10.00 per share and an aggregate purchase price of $600.0 million (the “PIPE Financing”). United Airlines Ventures, Ltd. purchased 2,500,000 PIPE Shares for an aggregate purchase price of $25.0 million. Marc Lore purchased 1,000,000 PIPE Shares for an aggregate purchase price of $10.0 million. Messrs. Adcock and Goldstein each agreed to purchase 100,000 PIPE Shares for an aggregate purchase price of $1,000,000, respectively.

Transaction Support Agreements. In February 2021, Atlas, Legacy Archer and certain Legacy Archer stockholders, including holders affiliated with members of the Legacy Archer’s board of directors and beneficial owners of greater than 5% of Legacy Archer’s capital stock, entered into the transaction support agreements, whereby such Archer stockholders agreed to, among other things, vote all of their shares of Legacy Archer’s capital stock in favor of the approval and adoption of the transactions contemplated by the business combination agreement. Additionally, such stockholders agreed, among other things, not to transfer any of their shares of Legacy Archer common stock and Legacy Archer preferred stock (or enter into any arrangement with respect thereto), subject to certain customary exceptions, or enter into any voting arrangement that is inconsistent with the transaction support agreement.

Indemnification Agreements. Legacy Archer entered into indemnification agreements with each of its directors and officers. The indemnification agreements required Legacy Archer to indemnify its directors and officers to the fullest extent permitted by Delaware law.

ARCHER RELATED PARTY AGREEMENTS

Registration Rights Agreement. In connection with the closing of the business combination, certain holders of our capital stock entered into that certain Registration Rights Agreement. Pursuant to the Registration Rights Agreement, the holders of (i) the 12,500,000 shares of Class A common stock issued in a private placement to the Sponsor and its permitted transferees in connection with the initial public offering of Atlas (the “Sponsor Shares”), (ii) certain private warrants and the Class A common stock underlying such Private Warrants, (iii) certain private warrants that may be issued upon conversion of working capital loans, (iv) the shares underlying the private placement warrants previously issued to United Airlines and assumed by us in connection with the business combination, and (v) the Class A common stock issued or issuable to holders of greater than 2% of Legacy Archer common stock on a fully-diluted basis as of the closing date of the business combination, have registration rights to require us to register a sale of any of our securities held by them. The Registration Rights Agreement also provides that neither the Sponsor nor any person who was a holder of greater than 2% of Legacy Archer common stock on a fully-diluted basis on the closing date of the business combination shall transfer certain of its registrable securities until the earlier of (i) 180 days after the completion of the business combination, and (ii) the date subsequent to the business combination on which we complete a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of our stockholders having the right to exchange their shares of common stock for cash, securities or other property. The Sponsor agreed not to transfer any private warrants (or any shares issued or issuable upon the exercise of such private warrants) until 30 days after closing of the business combination.

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Agreements with Stellantis. On January 3, 2023, Archer entered into the following agreements with Stellantis N.V. (“Stellantis”):

Collaboration Agreement. Pursuant to the Collaboration Agreement between us and Stellantis, the parties will collaborate on the development and implementation of our manufacturing operations for the production of our eVTOL aircraft products. Pursuant to the Collaboration Agreement, Stellantis has agreed to provide personnel, resources and assistance supporting, among other things, construction plans and activities, powertrain automation, and manufacturing and industrial engineering activities relating to our eVTOL aircraft. In exchange, we have granted Stellantis certain exclusivity rights with respect to, among other things, the supply of technology, products or services to us, as well as certain contract manufacturing activities. Additionally, Stellantis has the right, in its sole discretion, to require us to enter into one or more transactions for the manufacture or assembly of our aircraft.

Forward Purchase Agreement. In connection with the Collaboration Agreement, we entered into the Forward Purchase Agreement with Stellantis, pursuant to which we may elect, in our sole discretion, to issue and sell to Stellantis up to $150.0 million of Forward Purchase Shares, following the satisfaction of certain Milestones and pursuant to the terms and conditions of the Forward Purchase Agreement. The first milestone with respect to $25.0 million of Forward Purchase Shares shall be achieved on or after the date of the execution of the Collaboration Agreement and the second and third milestone with respect to $70.0 million and $55.0 million of Forward Purchase Shares, respectively, will be satisfied upon achievement of certain milestones associated with our Midnight eVTOL aircraft and other conditions as set forth in the Forward Purchase Agreement. The Forward Purchase Shares to be issued pursuant to the Forward Purchase Agreement and in connection with the achievement of a Milestone shall be equal to: (i) the total value of shares of Class A common stock associated with each Milestone, divided by (ii) the per share price equal to 90% of the VWAP.

From and after the date of the Forward Purchase Agreement, Stellantis will maintain the right to nominate one individual for election to our board of directors as a Class II director at the Annual Meeting through the date of Archer’s annual meeting of stockholders to occur in 2026 (which initial designee shall be Barbara Pilarski who currently serves as a Class II director on the board of directors) and, so long as Stellantis or its affiliates beneficially own shares of Class A common stock equal to at least 12.5% of our outstanding shares of Class A common stock, will have the right to continue to nominate one individual for election to the board of directors as a Class II director at our annual meeting of stockholders to occur in 2026 through the date of our annual meeting of stockholders in 2029.

Stellantis Warrant Agreement. In connection with the Collaboration Agreement, we and Stellantis entered into the Stellantis Warrant Agreement, pursuant to which Stellantis is entitled to purchase up to 15.0 million shares of Class A common stock, at an exercise price of $0.01 per share. The Stellantis Warrant Agreement provides that the 15.0 million shares of Class A common stock will become vested and exercisable by Stellantis in three separate tranches upon either (i) the performance by Stellantis of certain undertakings set forth in the Collaboration Agreement or (ii) the VWAP for the shares of Class A common stock exceeding certain specified amounts. The shares of Class A common stock subject to the Stellantis Warrant will become vested and exercisable upon (i) an Automotive OEM Change of Control (as defined in the Collaboration Agreement) upon expiration of Stellantis’ right to terminate the Collaboration Agreement or (ii) a Liquidation Event if the Collaboration Agreement is not terminated by us or Stellantis prior to such Liquidation Event. The number of shares of Class A common stock for which the Stellantis Warrant is exercisable, as well as the exercise price, may be adjusted upon certain qualifying events, including but not limited to a merger, sales of assets, reclassification or recapitalization.

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Registration Rights Agreement. In connection with the Forward Purchase Agreement, we and Stellantis entered into a registration rights agreement, pursuant to which we have granted Stellantis certain demand, piggyback and resale shelf registration rights with respect to the Forward Purchase Shares and the shares of Class A common stock issuable upon exercise of the Stellantis Warrant.

RELATED PERSON TRANSACTIONS POLICY

Our board of directors has adopted a written related person transactions policy that sets forth our policies and procedures regarding the identification, review, consideration and oversight of “related person transactions.” For purposes of our policy only, a “related person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we or any of our subsidiaries are participants involving an amount that exceeds $120,000, including purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness and guarantees of indebtedness, subject to certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act.

Transactions involving compensation for services provided to us as an employee, consultant or director will not be considered related person transactions under this policy. A related person is any executive officer, director, nominee to become a director or a holder of more than 5% of any class of our voting securities (including our common stock), including any of their immediate family members and affiliates, including entities owned or controlled by such persons.

Under the policy, the related person in question or, in the case of transactions with a holder of more than 5% of any class of our voting securities, an officer with knowledge of a proposed transaction, must present information regarding the proposed related person transaction to our audit committee (or, where review by our audit committee would be inappropriate, to another independent body of our board of directors) for review. To identify related person transactions in advance, we will rely on information supplied by our executive officers, directors and certain significant stockholders. In considering related person transactions, our audit committee will take into account the relevant available facts and circumstances, which may include, but are not limited to:

–	the risks, costs, and benefits to us;

–	the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

–	the extent of the related person’s interest in the transaction;

–	the purpose and terms of the transaction;

–	management’s recommendation with respect to the proposed related person transaction;

–	the availability of other sources for comparable services or products; and

–	whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction.

Our audit committee will approve only those transactions that it determines are fair to us and in our best interests. All of the transactions described above were entered into prior to the adoption of such policy.

INDEMNIFICATION AGREEMENTS

Our amended and restated certificate of incorporation contains provisions limiting the liability of our executive officers and directors, and our amended and restated bylaws provide that we will indemnify each of our executive officers and directors to the fullest extent permitted under Delaware law. Our amended and restated certificate of incorporation and our amended and restated bylaws also provide our board of directors with discretion to indemnify certain key employees when determined appropriate by our board of directors.

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We have entered into indemnification agreements with all of our directors and executive officers. The indemnification agreements provide that we will indemnify each of our directors, executive officers, and other key employees against any and all expenses incurred by such director, executive officer, or other key employee because of his or her status as one of our directors, executive officers, or other key employees, to the fullest extent permitted by Delaware law, our amended and restated certificate of incorporation and our amended and restated bylaws. In addition, the indemnification agreements provide that, to the fullest extent permitted by Delaware law, we will advance all expenses incurred by our directors, executive officers, and other key employees in connection with a legal proceeding involving his or her status as a director, executive officer, or key employee.

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ADDITIONAL INFORMATION:

STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

Our amended and restated bylaws provide that, for stockholder nominations to our board of directors or other proposals to be considered at an annual meeting, the stockholder must give timely notice thereof in writing to the Secretary at Archer Aviation Inc., 190 W. Tasman Drive, San Jose, California 95134, Attn: Secretary.

To be timely for our 2024 annual meeting of stockholders, a stockholder’s notice must be delivered to or mailed and received by our Secretary at our headquarters not earlier than 2:00 p.m. Pacific Time on Saturday, February 24, 2024 and no later than 2:00 p.m. Pacific Time on Monday, March 25, 2024. A stockholder’s notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting the information required by our amended and restated bylaws, including the name and address of the nominee, as well as other information about the nominee that must be disclosed in proxy solicitations under Section 14 of the Exchange Act and the related rules and regulations under that section.

Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at our 2024 annual meeting of stockholders must be received by us not later than [____] in order to be considered for inclusion in our proxy materials for that meeting.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our directors, executive officers, and any persons who own more than 10% of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Based solely on our review of the forms filed with the SEC and written representations from the directors and executive officers, we believe that all Section 16(a) filing requirements were timely met in the fiscal year ended December 31, 2022, except for: (i) a Form 4 filed late on behalf of Brett Adcock and (ii) a Form 4 filed late on behalf of Mark Mesler.

AVAILABLE INFORMATION

We will mail, without charge, upon written request, a copy of our annual report on Form 10-K for the year ended December 31, 2022, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to:

Archer Aviation Inc.

c/o Chief Legal Officer

190 W. Tasman Drive

San Jose, California 95134

The annual report is also available on our investor relations website at investors.archer.com under “SEC Filings” in the “Financials” section.

ELECTRONIC DELIVERY OF STOCKHOLDER COMMUNICATIONS

We encourage you to help us conserve natural resources, as well as significantly reduce printing and mailing costs, by signing up to receive your stockholder communications electronically via email. With electronic delivery, you will be notified via email as soon as future annual reports and proxy statements are available on the Internet, and you can submit your stockholder votes online. Electronic delivery can also eliminate duplicate mailings and reduce the amount of bulky paper documents you maintain in your personal files. To sign up for electronic delivery:

–	Registered Owner (you hold our common stock in your own name at our transfer agent, Continental Stock Transfer & Trust Company, or you are in possession of stock certificates): visit https://continentalstock.com and log into your account to enroll.

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–	Beneficial Owner (you hold our common stock at a brokerage firm, a bank, a trustee, or a nominee): if you hold shares beneficially, please follow the instructions provided to you by your broker, bank, trustee, or nominee.

Your electronic delivery enrollment will be effective until you cancel it. Stockholders who are record owners of shares of our common stock may call Continental Stock Transfer & Trust Company, our transfer agent, by phone at (212) 509-4000, by e-mail at cstmail@continentalstock.com, or visit https://continentalstock.com with questions about electronic delivery.

“HOUSEHOLDING”—STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of our annual report and proxy materials, including the Notice of Internet Availability, unless the affected stockholder has provided contrary instructions. This procedure reduces printing costs and postage fees and helps protect the environment as well.

This year, a number of brokers with account holders who are our stockholders will be “householding” our annual report and proxy materials, including the Notice of Internet Availability. A single Notice of Internet Availability and, if applicable, a single set of annual report and other proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. Stockholders may revoke their consent at any time by calling Broadridge at (866) 540-7095 or writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717.

Upon written or oral request, we will promptly deliver a separate copy of the Notice of Internet Availability and, if applicable, our annual report and other proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice of Internet Availability and, if applicable, annual report and other proxy materials, you may contact our Secretary in writing at 190 W. Tasman Drive, San Jose, California 95134, Attn: Secretary.

Any stockholders who share the same address and receive multiple copies of our Notice of Internet Availability or annual report and other proxy materials who wish to receive only one copy in the future can contact their bank, broker, or other holder of record to request information about householding or our Secretary at the address or telephone number listed above.

OTHER MATTERS:

Our board of directors does not presently intend to bring any other business before the Annual Meeting and, so far as is known to our board of directors, no matters are to be brought before the Annual Meeting except as specified in the Notice of Annual Meeting of Stockholders. As to any business that may arise and properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

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INFORMATION INCORPORATED BY REFERENCE

We are incorporating by reference specified documents that we file with the SEC, which means that incorporated documents are considered part of this Proxy Statement. This document incorporates by reference the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and the Company’s Current Reports on Form 8-K, filed with the SEC during the fiscal year ended December 31, 2022 and on January 9, 2023, February 7, 2023, February 16, 2023, February 27, 2023 and March 15, 2023. Information contained on our website, www.archer.com is not incorporated by reference in, and does not constitute part of, this Proxy Statement.

All documents that we file (but not those that we furnish) with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and before the date of the Annual Meeting are incorporated by reference in this Proxy Statement from the date of filing of the documents, unless we specifically provide otherwise. Information that we file with the SEC will automatically update and may replace information previously filed with the SEC.

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ARCHER AVIATION INC.
190 W. TASMAN DRIVE  SAN JOSE, CA 95134 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 8:59 PM Pacific Time on June 22, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/ACHR2023 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 8:59 PM Pacific Time on June 22, 2023. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,
Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY V11557-P92929 For All Withhold All For All Except  For Against Abstain ARCHER AVIATION INC. To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. ARCHER AVIATION INC. 190 W. TASMAN DRIVE SAN JOSE, CA 95134 Nominees: 01) Barbara Pilarski 02) Maria Pinelli 03) Michael Spellacy 3. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the year ending December 31, 2023. 2. Approval of the issuance of Class A common stock pursuant to the Stellantis Forward Purchase Agreement and the Stellantis Warrant Agreement. 1. Election of Class II Directors The Board of Directors recommends you vote FOR the following: The Board of Directors recommends you vote FOR the following proposals: NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement and Annual Report are available at www.proxyvote.com.
ARCHER AVIATION INC.
Annual Meeting of Stockholders
June 23, 2023, 12:00 PM, Pacific Time
This proxy is solicited by the Board of Directors
The stockholder(s) hereby appoint(s) Adam Goldstein and Andy Missan, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Archer Aviation Inc. that the stockholder(s) is/are entitled to vote at the
Annual Meeting of Stockholders to be held at 12:00 PM, Pacific Time on Friday, June 23, 2023, by virtual meeting via live webcast at www.virtualshareholdermeeting.com/ACHR2023, and any adjournment or postponement thereof. The proxies are authorized to vote in their discretion upon all matters incident to the conduct of the meeting, and upon such other business as may properly come before the meeting, and at any adjournment or postponement thereof.
This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.
Continued and to be signed on reverse side
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement and Annual Report are available at www.proxyvote.com